UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	3.35%	-1.56%	3.66%
1-Year	-1.19	-5.88	2.71
5-Year	6.29	5.26	5.75
10-Year	3.21	2.71	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

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An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

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On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester New Jersey Municipal Fund provided a total return at net asset value (NAV) of 3.35% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 4.99% NAV at the end of this reporting period. The Fund’s Class A shares were ranked second at the end of January 2016, behind this Fund’s Class Y shares, in Lipper’s New Jersey Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. Tax-free income comprised more than 75% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting, Fed officials said they expect the economy to

The average 12-month distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.37% at the end of this reporting period. At 4.99%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 162 basis points higher than the category average.

warrant only “gradual increases” over the next few years, projecting that interest rates would rise one percentage point per year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.99%
Dividend Yield with sales charge	4.75
Standardized Yield	3.82
Taxable Equivalent Yield	7.46
Last distribution (1/26/16)	$0.039
Total distributions (8/1/15 to 1/31/16)	$0.240

  Endnotes for this discussion begin on page 19 of this report

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Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release, the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

New Jersey began the reporting period on a positive note. Fitch Ratings affirmed its A rating of the state’s general obligation (G.O.) bonds and revised its credit outlook for the state to stable, from negative, noting that New Jersey’s “near-term budget risks have

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abated.” In addition, Fitch analysts reported that the state’s $33.8 billion budget for fiscal year 2016 was in line with projected revenue growth.

At the end of August 2015, New Jersey’s Governor Chris Christie signed legislation authorizing new funding for all of the state’s clean drinking water and waste water infrastructure projects. In addition, state senator Steve Sweeney sponsored two bills to authorize the New Jersey Environmental Infrastructure Trust to provide low-interest loans to help local governments, public authorities, and water utilities pay for various environmental infrastructure projects.

In September 2015, New Jersey’s Local Finance Board unanimously approved Atlantic City’s $262 million budget, including a plan to plug a $101 million shortfall. The budget did not include any tax increases and deferred $39 million in pension and health payments to the state.

Governor Christie rejected an Atlantic City rescue package, which had been approved by state legislators and, in January 2016, optimism for Atlantic City’s gambling-mecca outlook fell. Standard & Poor’s slashed its rating to CCC-minus, from B, citing a “near-term liquidity crisis.” Moody’s Investors Service followed suit, placing the city’s Caa1 rating under review for a possible downgrade. Toward the end of January 2016, in an effort to keep the gambling resort out of bankruptcy, New Jersey’s top-elected officials announced a deal with Atlantic City’s Mayor Donald Guardian to allow increased state intervention.

On October 1, 2015, the New Jersey Institute of Technology broke ground for a new life sciences and engineering facility. The expansion, which is aimed at enhancing infrastructure and instruction at public universities over a period of 20 years, is financed in part by the state’s $750 million Building Our Future Bond Act.

At the end of December, the Port Authority of New York and New Jersey approved a $7.9 billion spending plan for 2016 that incorporated $1.2 billion for debt service, including a $3 billion operating budget and $3.7 billion for capital expenses. In 2015, the Port Authority issued $3.3 billion in consolidated bonds, with $1.3 billion to fund capital projects and $2 billion for pre-refundings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

The New Jersey Turnpike Authority (NJTA) is nearing the end of a $7 billion, 10-year capital improvement program. The New Jersey Turnpike and Garden State Parkway, which are owned and operated by the NJTA, has seen two toll increases in eight years to service the debt of the capital plan adopted in October 2008. The NJTA is expected to raise an additional $1.3 billion of debt over the remainder of the program. Most New Jersey residents, however, oppose a proposed gas tax that lawmakers say is needed to pay for

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transportation improvements, according to a Rutgers University poll.

At the beginning of January 2016, the New Jersey State Department of Treasury announced that tax collections for the state were up 3.9%. Acting treasurer Ford M. Scudder commented that year-to-date revenues surpassed $11.8 billion through December and were ahead of the projected growth rate of 3.4%. Gross income tax, New Jersey’s largest revenue source, is up 6.1% from the year-earlier period and is above the projected yearly growth rate of 3.9%.

At the end of the reporting period, G.O. debt in New Jersey was rated A2 by Moody’s, and A by both S&P and Fitch.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 200 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.1 cents per share at the outset of the reporting period, was reduced to 3.9 cents per share beginning with the November 2015 payout. In all, the Fund distributed 24.0 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.46%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal and New Jersey income tax rates for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

As of January 29, 2016, the Fund was invested in the hospital/healthcare sector, which represented 19.3% of total assets (19.6% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.4% of the Fund’s total assets (16.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded

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The Rochester Portfolio Management Team

from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (the MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt – which is backed by the full faith and taxing authority of state and local governments – and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were

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The Rochester Credit Research Team

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the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we

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find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

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Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain

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committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 11.8% of the Fund’s total assets (12.0% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, including those issued in Puerto Rico and the U.S. Virgin Islands, made all scheduled payments of interest and principal on time and in full.

G.O. securities comprised 9.2% of total assets (9.3% of net assets) as of January 29, 2016. Within this sector, the Fund held bonds issued in various New Jersey municipalities, the Northern Mariana Islands, and the Commonwealth of Puerto Rico at the end of this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 7.3% of total assets (7.5% of net assets) as of January 29, 2016. The bonds in this sector, two of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period, including two in the Northern Mariana Islands. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of January 29, 2016, 6.8% of the Fund’s total assets (7.0% of net assets) were invested in the marine/aviation facilities sector.

The Fund’s holdings in municipal bonds issued by utilities represented 6.2% of total assets (6.3% of net assets) at the end of this reporting period. This set of holdings included

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electric utilities with 2.9% of total assets (2.9% of net assets), water utilities with 2.6% of total assets (2.7% of net assets), and sewer utilities with 0.7% of total assets (0.7% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include two bonds issued in Guam and others issued by PREPA and PRASA.

The sales tax revenue sector represented 6.1% of the Fund’s total assets (6.3% of net assets) as of January 29, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Nearly all of the Fund’s holdings in this sector as of the end of this reporting period were issued in Puerto Rico.

Transportation Infrastructure bonds constituted 5.3% of the Fund’s total assets (5.4% net assets) as of January 29, 2016. This type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings.

As of January 29, 2016, 4.6% of the Fund’s total assets (4.6% of net assets) continued to be invested in the higher education sector, with five holdings issued in Puerto Rico. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The student loans sector represented 4.3% of the Fund’s total assets (4.4% of net assets) as of January 29, 2016. Bonds in this sector provide a service to students, families, schools and educators through municipal public-purpose entities with the mission of increasing post-secondary education access, affordability and success.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 3.0% of the Fund’s total assets (3.0% of net assets) as of January 29, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements and, as of the end of this reporting period, the Fund was invested in several bonds issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market

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conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities.

Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 29, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

16        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E.

Willis, Mark R. DeMitry, Michael L. Camarella, Charles

S. Pulire and Elizabeth S. Mossow.

17        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	19.3%
Tobacco Master Settlement Agreement	11.8
General Obligation	9.2
Highways/Commuter Facilities	7.3
Marine/Aviation Facilities	6.8
Sales Tax Revenue	6.1
Transportation Infrastructure	5.3
Higher Education	4.6
Student Loans	4.3
Municipal Leases	3.0

Portfolio holdings are subject to change. Percentages are as of January 29, 2016, and are based on total assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	17.7	0.0	17.7
A	22.1	0.0	22.1
BBB	27.9	2.9	30.8
BB or lower	22.3	7.1	29.4
Total	90.0%	10.0%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/29/16

	Without Sales Charge	With Sales Charge
Class A	4.99%	4.75%
Class B	4.32
Class C	4.34
Class Y	5.11

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS

For the 30 Days Ended 1/31/16		As of 1/31/16
Class A	3.82%	Class A	7.46%
Class B	3.26	Class B	6.37
Class C	3.27	Class C	6.39
Class Y	4.16	Class Y	8.13

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	3.35%	-1.19%	6.29%	3.21%	4.66%
Class B (ONJBX)	3/1/94	3.06	-1.83	5.44	2.72	4.44
Class C (ONJCX)	8/29/95	2.96	-1.93	5.48	2.42	3.98
Class Y (ONJYX)	11/29/10	3.42	-0.95	6.45	N/A	4.87

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-1.56%	-5.88%	5.26%	2.71%	4.42%
Class B (ONJBX)	3/1/94	-1.94	-6.53	5.12	2.72	4.44
Class C (ONJCX)	8/29/95	1.96	-2.86	5.48	2.42	3.98
Class Y (ONJYX)	11/29/10	3.42	-0.95	6.45	N/A	4.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

19        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0339, $0.0340 and $0.0400, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with

20        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

21        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$ 1,000.00	$ 1,033.50	$ 5.93
Class B	1,000.00	1,030.60	9.74
Class C	1,000.00	1,029.60	9.68
Class Y	1,000.00	1,034.20	5.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.05	5.89
Class B	1,000.00	1,015.32	9.67
Class C	1,000.00	1,015.37	9.62
Class Y	1,000.00	1,019.79	5.14

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.17%
Class B	1.92
Class C	1.91
Class Y	1.02

23         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—105.9%
New Jersey—73.2%
$40,000	Atlantic City, NJ GO	5.000%	12/01/2024	$33,735

370,000	Bayonne, NJ Parking Authority[1]	5.000	06/15/2027	371,498

6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	7,310,084

10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,041

35,000	Bergen County, NJ Improvement Authority (Community Action Program)	5.250	12/01/2034	35,132

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,124,870

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,126,380

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,122,610

2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,208,580

3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	3,131,310

3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	3,109,470

1,665,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	1,688,626

60,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2017	60,218

175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2018	177,483

175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2022	177,483

395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	399,898

1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2028	1,120,620

155,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	155,217

250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	282,805

20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,059

105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,259

1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,139,200

2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,109,695

1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,677,525

1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,389,375

2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,953,851

1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	853,611

410,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	380,693

20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,079

10,000	Mount Holly, NJ Municipal Utilities Authority[1]	5.000	12/01/2016	10,042

25,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	25,066

605,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2029	696,869

445,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2027	516,779

24        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$430,000	Newark, NJ GO1	5.000%		07/15/2029	$469,556
2,000,000	Newark, NJ GO1	5.000		07/15/2029	2,183,980
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	376,135
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,387,009
750,000	NJ EDA[1]	5.000		06/15/2029	804,990
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,256,902
3,000,000	NJ EDA[1]	5.000		06/15/2035	3,208,320
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,201,090
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2028	21,826
410,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2018	407,146
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,111,997
130,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	132,950
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,776,747
6,000,000	NJ EDA (GMT Realty)[1]	6.875		01/01/2037	6,000,000
16,855,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	17,416,609
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,050,519
10,000	NJ EDA (Hillcrest Health Service)	7.250	[2]	01/01/2018	9,697
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,167
60,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2029	60,312
20,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2034	20,195
1,040,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,056,286
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,281
260,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2033	263,050
505,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	510,924
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,822,150
65,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	65,147
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	6,010,589
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,945,211
95,000	NJ EDA (New Jersey Transit Corp.)	5.750		12/15/2017	95,350
20,000	NJ EDA (New Jersey Transit Corp.)	5.750		12/15/2017	20,074
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,432,942
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	824,832
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000		07/01/2032	665,613
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,925,099
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,402,575
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,291,125
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	983,034
3,690,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2030	3,983,835
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,095,700
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[2]	07/01/2018	48,182
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[2]	07/01/2021	56,991
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[2]	07/01/2020	22,536
110,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	111,166
2,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	2,498,518

25        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375%		01/01/2043	$11,184,500
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,556,340
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,301,413
100,000	NJ Educational Facilities Authority (Dorm Safety)	5.000		03/01/2016	100,422
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	2,859,087
875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	919,196
2,115,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		06/15/2026	2,348,136
125,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		09/01/2018	125,515
50,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2017	50,207
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250		09/01/2029	134,413
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,015
30,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125		07/01/2028	32,738
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,078,590
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)	5.000		07/01/2028	15,056
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,273
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,340,770
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,360,060
7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	8,051,890
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	841,070
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	685,935
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	1,018,737
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	310,219
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000		07/01/2031	1,681,005
9,430,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	9,445,182
2,080,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000		07/01/2035	2,083,141
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[2]	07/01/2017	14,715
17,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[2]	07/01/2030	8,867,975
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	11,053,000

26        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000%	08/15/2034	$2,213,702
6,040,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	6,381,260
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2046	2,255,220
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750	07/01/2033	141,804
90,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	101,229
2,875,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	3,255,161
13,715,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125	06/01/2030	14,829,207
15,000	NJ Hsg. & Mtg. Finance Agency[1]	5.400	11/01/2016	15,113
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000	11/01/2036	571,932
3,495,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625	10/01/2027	3,566,820
1,330,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000	10/01/2037	1,346,692
110,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375	10/01/2028	114,126
160,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150	10/01/2023	171,786
20,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500	10/01/2038	20,724
100,000	NJ South Jersey Port Corp.[1]	5.250	01/01/2030	100,219
12,080,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	10,156,139
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,415,000
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	5,133,713
10,000,000	NJ Transportation Trust Fund Authority[1]	5.875	12/15/2038	10,955,400
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,710,426
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	5,867,350
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2038	5,673,800
100,000	Passaic Valley, NJ Sewage Commissioners	5.000	12/01/2023	100,389
200,000	Passaic Valley, NJ Sewage Commissioners	5.000	12/01/2022	200,778
10,500,000	Port Authority NY/NJ, 143rd Series[3]	5.000	10/01/2030	10,577,175
5,380,000	Rutgers State University NJ3	5.000	05/01/2030	6,396,820
6,330,000	Rutgers State University NJ3	5.000	05/01/2029	7,555,300
4,000,000	Rutgers State University NJ3	5.000	05/01/2038	4,616,600
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2039	4,007,627
45,000	Union County, NJ Improvement Authority (Linden Airport)	5.000	03/01/2028	45,154
40,000	West Milford, NJ Township (Municipal Utilties Authority)[1]	5.375	08/01/2031	40,055
				301,768,841
New York—4.6%
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	8,917,758
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,126,775
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,748,965
2,105,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	2,105,126
				18,898,624

27         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions—28.1%
$10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750%		09/01/2031	$10,886
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	151,131
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	150,627
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	297,095
120,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	120,660
3,760,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,367,456
2,355,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	2,149,149
1,005,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	936,037
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,759,445
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	703,490
225,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	229,252
18,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	18,677,069
18,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	18,984,294
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[2]	05/15/2055	762,840
5,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	3,181,400
2,795,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	1,765,601
2,150,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	1,355,360
3,205,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,032,419
6,085,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	3,873,589
3,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	1,917,120
8,350,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	5,295,403
3,000,000	Puerto Rico Electric Power Authority, Series A5	7.000		07/01/2043	1,773,900
1,990,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2042	1,172,548
1,700,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2029	1,002,235
45,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	26,519
5,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	2,947,000
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	324,165
3,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2028	1,768,680
50,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2021	29,546
90,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2025	53,087
80,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	47,147
100,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2023	59,026
395,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2035	232,754
750,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2020	327,472
3,000,000	Puerto Rico Highway & Transportation Authority, Series L	5.250		07/01/2038	2,734,800
3,000,000	Puerto Rico Infrastructure[7]	7.050	[2]	07/01/2042	261,150
975,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2035	249,834
2,610,000	Puerto Rico Infrastructure[6]	5.000		07/01/2041	326,250
4,750,000	Puerto Rico Infrastructure[7]	5.000		07/01/2037	593,750
575,000	Puerto Rico Infrastructure[7]	5.000		07/01/2027	71,875
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	204,608
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	89,011
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	86,375
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	784,827
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	86,897
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	169,136
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	862,240
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2020	2,007,460
200,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	123,454

28        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$305,000	Puerto Rico Public Buildings Authority	5.250%		07/01/2033	$168,509
1,000,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	546,800
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2028	1,015,550
5,000,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	2,725,600
1,530,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	833,881
5,235,000	Puerto Rico Public Finance Corp., Series B7	6.000		08/01/2026	772,163
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,673,148
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	3,762,208
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	4,190,073
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2022	1,962,650
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2021	1,018,100
325,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	127,358
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	9,003,400
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[2]	05/15/2035	265,794
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[2]	05/15/2035	245,385
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[2]	05/15/2035	144,012
					115,590,700
Total Investments, at Value (Cost $463,673,862)—105.9%					436,258,165
Net Other Assets (Liabilities)—(5.9)					(24,112,426)
Net Assets—100.0%					$412,145,739

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

29         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NY/NJ	New York/New Jersey
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 2016[1] Unaudited

Assets
Investments, at value (cost $463,673,862)—see accompanying statement of investments	$436,258,165

Cash	581,466

Receivables and other assets:
Interest	5,366,629
Shares of beneficial interest sold	68,548
Other	165,809

Total assets	442,440,617
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	22,065,000
Payable for borrowings (See Note 9)	7,100,000
Shares of beneficial interest redeemed	645,941
Dividends	292,500
Trustees’ compensation	72,908
Distribution and service plan fees	49,431
Interest expense on borrowings	2,896
Shareholder communications	2,075
Other	64,127

Total liabilities	30,294,878
Net Assets	$ 412,145,739

Composition of Net Assets
Paid-in capital	$598,174,279

Accumulated net investment income	3,256,497

Accumulated net realized loss on investments	(161,869,340)

Net unrealized depreciation on investments	(27,415,697)

Net Assets	$412,145,739

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

31        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $262,517,547 and 27,890,921 shares of beneficial interest outstanding)	$9.41

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.88

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,464,642 and 367,077 shares of beneficial interest outstanding)	$9.44

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,980,433 and 13,156,523 shares of beneficial interest outstanding)	$9.42

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $22,183,117 and 2,354,487 shares of beneficial interest outstanding)	$9.42

See accompanying Notes to Financial Statements.

32         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 2016[1] Unaudited

Investment Income
Interest	$12,920,288
Expenses
Management fees	1,160,238

Distribution and service plan fees:
Class A	191,690
Class B	17,427
Class C	571,642

Transfer and shareholder servicing agent fees:
Class A	130,388
Class B	1,938
Class C	63,551
Class Y	11,307

Shareholder communications:
Class A	5,174
Class B	282
Class C	2,775
Class Y	379

Borrowing fees	563,074

Interest expense and fees on short-term floating rate notes issued (See Note 4)	87,677

Custodian fees and expenses	8,083

Interest expense on borrowings	7,169

Trustees’ compensation	3,291

Other	98,815

Total expenses	2,924,900

Net Investment Income	9,995,388
Realized and Unrealized Gain
Net realized gain on investments	1,502,625

Net change in unrealized appreciation/depreciation on investments	1,926,008

Net Increase in Net Assets Resulting from Operations	$13,424,021

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015
Operations
Net investment income	$9,995,388	$22,131,340
Net realized gain (loss)	1,502,625	(8,229,498)
Net change in unrealized appreciation/depreciation	1,926,008	(6,240,853)
Net increase in net assets resulting from operations	13,424,021	7,660,989
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,701,538)	(15,406,697)
Class B	(84,365)	(239,014)
Class C	(2,784,081)	(6,175,481)
Class Y	(597,251)	(1,309,505)
	(10,167,235)	(23,130,697)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,402,623)	(32,683,565)
Class B	(1,011,916)	(1,767,809)
Class C	(8,489,409)	(5,925,078)
Class Y	(1,570,660)	690,570
	(14,474,608)	(39,685,882)
Net Assets
Total decrease	(11,217,822)	(55,155,590)
Beginning of period	423,363,561	478,519,151
End of period (including accumulated net investment income of $3,256,497 and $3,428,344, respectively)	$412,145,739	$423,363,561

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 29, 2016[1] Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$13,424,021
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(17,759,145)
Proceeds from disposition of investment securities	37,798,065
Short-term investment securities, net	982,253
Premium amortization	773,216
Discount accretion	(881,725)
Net realized gain on investments	(1,502,625)
Net change in unrealized appreciation/depreciation on investments	(1,926,008)
Change in assets:
Decrease in other assets	341,066
Decrease in interest receivable	371,395
Decrease in receivable for securities sold	4,353,237
Change in liabilities:
Decrease in other liabilities	(33,250)
Net cash provided by operating activities	35,940,500
Cash Flows from Financing Activities
Proceeds from borrowings	35,400,000
Payments on borrowings	(45,100,000)
Payments on short-term floating rate notes issued	(135,000)
Proceeds from shares sold	26,214,918
Payments on shares redeemed	(50,472,510)
Cash distributions paid	(1,833,577)
Net cash used in financing activities	(35,926,169)
Net increase in cash	14,331
Cash, beginning balance	567,135
Cash, ending balance	$581,466

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $8,361,519.

Cash paid for interest on borrowings—$6,364.

Cash paid for interest on short-term floating rate notes issued—$87,677.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.34	$9.67	$9.60	$10.68	$9.75	$10.14
Income (loss) from investment operations:
Net investment income[2]	0.24	0.48	0.52	0.50	0.54	0.64
Net realized and unrealized gain (loss)	0.07	(0.31)	0.07	(1.05)	1.00	(0.41)
Total from investment operations	0.31	0.17	0.59	(0.55)	1.54	0.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.50)	(0.52)	(0.53)	(0.61)	(0.62)
Net asset value, end of period	$9.41	$9.34	$9.67	$9.60	$10.68	$9.75

Total Return, at Net Asset Value[3]	3.35%	1.64%	6.40%	(5.43)%	16.21%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262,518	$263,873	$306,172	$368,177	$421,443	$359,697
Average net assets (in thousands)	$262,249	$301,779	$326,496	$425,664	$385,776	$377,127
Ratios to average net assets:[4]
Net investment income	4.99%	4.89%	5.58%	4.80%	5.31%	6.62%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.86%	0.87%	0.83%	0.76%	0.76%	0.77%
Interest and fees from borrowings	0.27%	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.08%	0.06%	0.11%	0.19%
Total expenses	1.17%	1.17%	1.06%	0.93%	0.95%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.17%	1.06%	0.91%	0.93%	1.05%
Portfolio turnover rate	4%	7%	30%	24%	18%	15%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.36	$9.69	$9.62	$10.70	$9.77	$10.15

Income (loss) from investment operations:
Net investment income[2]	0.20	0.41	0.45	0.42	0.46	0.56
Net realized and unrealized gain (loss)	0.08	(0.31)	0.06	(1.06)	0.99	(0.40)

Total from investment operations	0.28	0.10	0.51	(0.64)	1.45	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.43)	(0.44)	(0.44)	(0.52)	(0.54)

Net asset value, end of period	$9.44	$9.36	$9.69	$9.62	$10.70	$9.77

Total Return, at Net Asset Value[3]	3.06%	0.86%	5.55%	(6.24)%	15.20%	1.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 3,465	$ 4,444	$ 6,351	$ 10,331	$ 18,879	$ 23,305

Average net assets (in thousands)	$3,894	$5,540	$7,822	$15,007	$20,307	$28,889

Ratios to average net assets:[4]
Net investment income	4.27%	4.13%	4.81%	3.96%	4.50%	5.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.63%	1.63%	1.61%	1.61%	1.61%
Interest and fees from borrowings	0.27%	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.92%	1.93%	1.86%	1.78%	1.80%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.93%	1.86%	1.76%	1.78%	1.89%

Portfolio turnover rate	4%	7%	30%	24%	18%	15%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.68	$9.61	$10.69	$9.76	$10.14

Income (loss) from investment operations:
Net investment income[2]	0.20	0.40	0.45	0.42	0.46	0.57
Net realized and unrealized gain (loss)	0.07	(0.30)	0.06	(1.05)	1.00	(0.41)

Total from investment operations	0.27	0.10	0.51	(0.63)	1.46	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.43)	(0.44)	(0.45)	(0.53)	(0.54)

Net asset value, end of period	$9.42	$9.35	$9.68	$9.61	$10.69	$9.76

Total Return, at Net Asset Value[3]	2.96%	0.87%	5.60%	(6.15)%	15.32%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,980	$ 131,468	$ 142,154	$ 173,766	$ 187,934	$ 159,119

Average net assets (in thousands)	$127,806	$142,243	$150,721	$194,185	$169,315	$166,762

Ratios to average net assets:[4]
Net investment income	4.26%	4.06%	4.83%	4.04%	4.55%	5.85%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.62%	1.59%	1.52%	1.52%	1.54%
Interest and fees from borrowings	0.27%	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.91%	1.92%	1.82%	1.69%	1.71%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.92%	1.82%	1.67%	1.69%	1.82%

Portfolio turnover rate	4%	7%	30%	24%	18%	15%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.68	$9.60	$10.69	$9.76	$9.86

Income (loss) from investment operations:
Net investment income[2]	0.24	0.49	0.54	0.52	0.55	0.41
Net realized and unrealized gain (loss)	0.08	(0.30)	0.07	(1.07)	1.00	(0.10)

Total from investment operations	0.32	0.19	0.61	(0.55)	1.55	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.53)	(0.54)	(0.62)	(0.41)

Net asset value, end of period	$9.42	$9.35	$9.68	$9.60	$10.69	$9.76

Total Return, at Net Asset Value[3]	3.42%	1.79%	6.66%	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,183	$23,579	$23,842	$23,351	$23,882	$9,232

Average net assets (in thousands)	$22,743	$25,005	$20,998	$25,821	$15,130	$4,339

Ratios to average net assets:[4]
Net investment income	5.15%	5.02%	5.71%	4.94%	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.72%	0.69%	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.27%	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.02%	1.02%	0.92%	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.02%	0.92%	0.77%	0.80%	0.90%

Portfolio turnover rate	4%	7%	30%	24%	18%	15%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

40        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss

41        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	121,387,028

Total	$163,242,995

At period end, it is estimated that the capital loss carryforwards would be $41,855,967 expiring by 2018 and $119,884,403, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,502,625 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$441,677,455[1]

Gross unrealized appreciation	$24,118,987
Gross unrealized depreciation	(51,538,934)

Net unrealized depreciation	$(27,419,947)

1. The Federal tax cost of securities does not include cost of $22,000,657, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

42        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

43        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

44        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$301,768,841	$—	$301,768,841
New York	—	18,898,624	—	18,898,624
U.S. Possessions	—	115,590,700	—	115,590,700

Total Assets	$—	$436,258,165	$—	$436,258,165

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

45        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the

46        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate

47        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $34,059,407 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $22,065,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

48        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 1,750,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	7.287%	10/1/27	$1,821,820
665,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015-2 Trust	7.948	10/1/37	681,692
2,625,000	Port Authority NY/NJ, 143rd Series Tender Option Bond Series 2015-XF0032 Trust	15.619	10/1/30	2,702,175
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	18.506	5/1/29	2,810,300
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	18.478	5/1/30	2,361,820
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	18.478	5/1/38	1,616,600

				$11,994,407

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $22,065,000 or 4.99% of its total assets at period end.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$11,256,138
Market Value	$1,698,938
Market Value as % of Net Assets	0.41%

49        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $9,436,607, representing 2.29% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

50        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	2,044,411	$ 19,177,133	3,344,023	$ 32,873,200
Dividends and/or distributions reinvested	597,593	5,603,979	1,316,338	12,909,781
Redeemed	(3,006,717)	(28,183,735)	(8,063,759)	(78,466,546)

Net decrease	(364,713)	$ (3,402,623)	(3,403,398)	$ (32,683,565)

Class B
Sold	2,031	$ 19,115	5,480	$ 54,312
Dividends and/or distributions reinvested	7,946	74,721	20,687	203,518
Redeemed	(117,520)	(1,105,752)	(206,711)	(2,025,639)

Net decrease	(107,543)	$ (1,011,916)	(180,544)	$ (1,767,809)

Class C
Sold	520,020	$ 4,888,133	1,575,257	$ 15,542,186
Dividends and/or distributions reinvested	235,057	2,206,795	495,032	4,859,117
Redeemed	(1,660,097)	(15,584,337)	(2,691,822)	(26,326,381)

Net decrease	(905,020)	$ (8,489,409)	(621,533)	$ (5,925,078)

Class Y
Sold	217,003	$ 2,039,732	1,514,002	$ 14,876,443
Dividends and/or distributions reinvested	50,710	476,024	104,237	1,022,254
Redeemed	(435,630)	(4,086,416)	(1,558,998)	(15,208,127)

Net increase (decrease)	(167,917)	$ (1,570,660)	59,241	$ 690,570

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$17,759,145	$37,798,065

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

51         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,123
Accumulated Liability as of January 29, 2016	35,269

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the

52        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

53         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 29, 2016	$16,706	$2,969	$8,334	$3,596

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4783% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are

54        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.22% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding, which can be found on the Statement of Assets and Liabilities, at an interest rate of 0.4783%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$4,160,326
Average Daily Interest Rate	0.337%
Fees Paid	$72,344
Interest Paid	$6,364

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.05% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return

55         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$152,485

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

56        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

57        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New Jersey category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New Jersey funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and higher than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

58         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers As of 3/1/16

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

61        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Semiannual Report	1/31/2016

Oppenheimer Rochester ® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	2.85%	-2.03%	3.66%
1-Year	2.53	-2.35	2.71
5-Year	6.84	5.81	5.75
10-Year	3.87	3.37	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

3        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

4        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester Pennsylvania Municipal Fund provided a total return at net asset value (NAV) of 2.85% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 5.86% at NAV at the end of this reporting period. The Fund’s Class A shares were ranked second at the end of January 2016, behind this Fund’s Class Y shares, in Lipper’s Pennsylvania Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. Tax-free income comprised 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting,

The average 12-month distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was 3.38% at the end of this reporting period. At 5.86%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 248 basis points higher than the category average.

Fed officials said they expect the economy to warrant only “gradual increases” over the next few years, projecting that interest rates

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.86%

Dividend Yield with sales charge	5.58

Standardized Yield	5.24

Taxable Equivalent Yield	9.58

Last distribution (1/26/16)	$0.051

Total distributions (8/1/15 to 1/31/16)	$0.306

Endnotes for this discussion begin on page 19 of this report

5        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

would rise one percentage point per year.

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release, the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

At the end of this reporting period, the Commonwealth of Pennsylvania was still operating without a full budget. This was partially due to an impasse between first-term

6        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Democratic Governor Tom Wolf and the Republican-dominated Legislature over how to fund a roughly $30 billion spending plan.

In late December 2015, Governor Wolf signed a limited budget allowing school districts and social service agencies to receive critical state reimbursement funds. At the beginning of January 2016, after continued budget conflicts, state Treasurer Timothy Reese extended a $2 billion line of credit to the Commonwealth; without this, the general fund’s cash balance would have been approximately $922 million in the red. The following week, the administration drew $1 billion against that line of credit. This marked the second borrowing to avoid a negative balance by Pennsylvania in 16 months. (The Treasury also loaned the state $1.5 billion in September of 2014.)

In mid-October 2015, Moody’s Investors Service lowered its outlook on Pennsylvania’s general obligation (G.O.) debt from stable to negative, citing the Commonwealth’s budget impasse. Affirming the Aa3 rating, Moody’s stated that its outlook “reflects the difficulty the Commonwealth is likely to have closing its structural budget gap in light of the contentious political environment.”

Also in October, Governor Wolf entered into a three-year cooperation agreement with West Virginia and Ohio to maximize economic growth in their shale gas region. Citing high demand for workers in the energy industry and manufacturing, the governor announced a proposal “to expand investments in education across the board and especially increase funding for trusted and proven job training and workforce development initiatives.” The governor also stated that the plan is part of a tax package designed to raise $1.4 billion for fiscal 2016 and $2.4 billion for fiscal 2017.

One of Governor Wolf’s key goals during his tenure is to sponsor “market-driven development” of the tip of the Philadelphia Navy Yard. Anticipating 3,700 new jobs by 2017, the governor in November 2015 offered support for the development of the Southport Marine Terminal Complex by the Philadelphia Regional Port Authority (PRPA). The PRPA was requesting a public-private partnership (P3) to help establish maritime business at the South Philadelphia property next to the Delaware River.

As part of a P3, the Southeastern Pennsylvania Transportation Authority (SEPTA) opened its first new regional station in nearly 20 years. Other P3 plans included a privately-financed $450 million resort casino development, which was advanced by the Philadelphia City Council. During the first five years of operation, the Stadium Casino anticipates that the development will generate more than $2 billion in economic activity and $100 million in tax revenue with $25 million going to the Philadelphia School District. Developers also anticipate the creation of 3,000 new construction jobs that will generate roughly $145 million in estimated new wages and salaries. An additional 2,000 new permanent jobs are also planned once the casino is completed.

7        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

At the end of November 2015, the Pennsylvania Turnpike Commission went to market with $302 million of revenue bonds.

Philadelphia City Controller Alan Butkovitz released his economic report at the end of December 2015 stating that the city’s general fund tax revenues are up $85 million for the first five months of the 2016 fiscal year. Business income and receipts tax revenues jumped 76% with realty transfer tax collections up 34%. Wage tax revenue also rose $25 million from the year-ago period.

As of January 31, 2016, Pennsylvania’s G.O. bonds were rated Aa3 by Moody’s Investors Service and AA-minus by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 280 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 5.1 cents per share throughout this reporting period. In all, the Fund distributed 30.6 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.58%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal and Pennsylvania income tax rates for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.4% of the Fund’s total assets (22.8% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this

8        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Portfolio Manager

reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, including those issued in Puerto Rico, Guam, and the U.S. Virgin Islands, made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

state and local income taxes, represented 13.2% of the Fund’s total assets (13.4% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt – which is backed by the full faith and taxing authority of state and local governments – and securities from many different sectors.

9        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Senior Credit Analyst	Credit Analyst

10        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery

Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the

11        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

12        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments

13        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of January 29, 2016, 13.0% of the Fund’s total assets (13.2% of net assets) continued to be invested in the higher education sector, with six holdings issued in Puerto Rico. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

As of January 29, 2016, the Fund’s investments in the student housing sector represented 9.3% of the Fund’s total assets (9.5% of net assets). We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream.

As of January 29, 2016, the Fund was invested in the hospital/healthcare sector, which represented 8.9% of total assets (9.0% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector.

The Fund’s holdings in municipal bonds issued by utilities represented 7.9% of total assets (8.0% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.6% of total assets (4.7% of net assets), sewer utilities with 2.1% of total assets (2.1% of net assets), and water utilities with 1.2% of total assets (1.2% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include three bonds issued in Guam and others issued by PREPA and PRASA.

The education sector represented 6.1% of the Fund’s total assets (6.2% of net assets) as of January 29, 2016. Bonds in this sector

14        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

primarily finance the infrastructure needs of a variety of charter schools around the state.

G.O. securities comprised 6.0% of total assets (6.1% of net assets) as of January 29, 2016. Within this sector, the Fund held bonds issued in various Pennsylvania municipalities, the Northern Mariana Islands, and the Commonwealth of Puerto Rico at the end of this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 3.9% of total assets (4.0% of net assets) as of January 29, 2016. The bonds in this sector, four of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities.

The sales tax revenue sector represented 3.9% of the Fund’s total assets (4.0% of net assets) as of January 29, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. All of the Fund’s holdings in this sector as of the end of this reporting period were issued in Puerto Rico.

Tax increment financing (TIF) bonds constituted 3.2% of the Fund’s total assets (3.2% of net assets) on January 29, 2016.

Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented

15        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 29, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

16        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	22.4%
Higher Education	13.0
Housing-Student	9.3
Hospital/Healthcare	8.9
Education	6.1
General Obligation	6.0
Electric Utilities	4.6
Highways/Commuter Facilities	3.9
Sales Tax Revenue	3.9
Tax Increment Financing (TIF)	3.2

Portfolio holdings are subject to change. Percentages are as of January 29, 2016, and are based on total assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	13.7	0.0	13.7
A	11.7	0.0	11.7
BBB	36.8	6.8	43.6
BB or lower	25.2	5.8	31.0
Total	87.4%	12.6%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/29/16

	Without Sales Charge	With Sales Charge
Class A	5.86%	5.58%
Class B	5.21	N/A
Class C	5.23	N/A
Class Y	5.98	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/16
Class A	5.24%
Class B	4.74
Class C	4.75
Class Y	5.66

TAXABLE EQUIVALENT YIELDS

As of 1/31/16

Class A	9.58%
Class B	8.67
Class C	8.68
Class Y	10.34

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	2.85%	2.53%	6.84%	3.87%	5.66%
Class B (OPABX)	5/3/93	2.37	1.75	5.98	3.37	4.84
Class C (OPACX)	8/29/95	2.38	1.77	6.03	3.08	4.38
Class Y (OPAYX)	11/29/10	2.83	2.67	6.97	N/A	5.76
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-2.03%	-2.35%	5.81%	3.37%	5.46%
Class B (OPABX)	5/3/93	-2.62	-3.08	5.66	3.37	4.84
Class C (OPACX)	8/29/95	1.38	0.80	6.03	3.08	4.38
Class Y (OPAYX)	11/29/10	2.83	2.67	6.97	N/A	5.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL

18        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.051 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0454, $0.0454 and $0.0521, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 59 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and Pennsylvania tax rate of 45.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

19        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$1,028.50	$4.95
Class B	1,000.00	1,023.70	8.74
Class C	1,000.00	1,023.80	8.69
Class Y	1,000.00	1,028.30	4.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.99	4.93
Class B	1,000.00	1,016.26	8.71
Class C	1,000.00	1,016.31	8.66
Class Y	1,000.00	1,020.74	4.18

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.73
Class C	1.72
Class Y	0.83

22        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—105.5%
Pennsylvania—68.4%
$1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125%	05/01/2029	$ 1,123,402

80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,393

160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	179,418

35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	39,388

1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,299,127

1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,471,313

1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,086,940

15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	17,964

2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,165,120

2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,708,425

3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,971,309

2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,446,245

60,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000	12/01/2028	60,025

1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,306,152

1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	1,101,440

1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,603,980

1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,234,396

870,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	875,029

1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,011,240

380,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	408,352

15,435,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	15,558,943

1,640,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,711,455

20,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	20,350

1,270,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,328,890

1,640,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,717,900

13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[2]	5.500	11/01/2031	14,883,960

3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,487,650

1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,103,570

1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	1,013,300

23        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250%	07/01/2033	$ 1,777,547

710,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	717,079

2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,031,628

950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,116,639

2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,426,640

30,000	Charleroi, PA Area School Authority	6.000	10/01/2017	30,150

2,000,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000	11/01/2041	2,357,080

23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[2]	5.000	02/01/2041	24,375,526

1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,065,450

1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,095,580

1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,399,447

1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,362,337

3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,738,980

2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,632,006

260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	294,858

6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,618,937

6,385,000	Delaware County, PA Authority (Eastern University)[1]	5.000	10/01/2027	6,762,992

3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	4,204,843

90,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	90,403

650,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	742,995

1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,139,770

1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,318,317

280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	318,214

2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,542,231

1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,602,156

1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,258,456

1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,359,200

4,075,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	4,225,449

2,750,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	2,900,315

1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2030	1,085,550

1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2035	1,135,769

24        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000%		07/01/2035	$ 1,335,987

820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	894,021

1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,086,670

7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,576,882

2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,773,432

905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.350		03/15/2028	947,834

3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,147,030

370,000	Erie-Western PA Port Authority[1]	5.125		06/15/2016	370,222

2,700,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	2,853,468

570,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	571,374

165,000	Harrisburg, PA Authority	5.000		07/15/2023	165,421

50,000	Harrisburg, PA GO	9.614	[3]	09/15/2016	48,990

40,000	Harrisburg, PA GO	9.600	[3]	03/15/2016	39,833

335,000	Harrisburg, PA Water System[1]	5.000		07/15/2023	336,387

6,370,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	6,669,008

225,000	Jeanette, PA GO1	5.000		04/01/2018	225,850

2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,418,969

12,305,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625		11/15/2037	12,509,386

3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2023	3,600,216

1,236,835	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2018	1,238,592

2,721,970	Lehigh County, PA GPA (Kidspeace)[4]	7.500		02/01/2044	27

2,747,774	Lehigh County, PA GPA (Kidspeace)[4]	0.000	[5]	02/01/2044	720,164

3,568,592	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM / IRSch Obligated Group)[1,6]	7.500		02/01/2044	3,546,681

500,000	Luzerne County, PA GO1	7.000		11/01/2026	582,655

1,600,000	Luzerne County, PA GO1	6.750		11/01/2023	1,867,136

5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,238,500

8,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125		07/01/2030	8,495,321

1,390,000	Millcreek, PA Richland Joint Authority[1]	5.500		08/01/2037	1,436,204

595,000	Millcreek, PA Richland Joint Authority[1]	5.250		08/01/2022	624,447

20,915,000	Montgomery County, PA IDA[1]	5.375		08/01/2038	24,949,713

300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	356,106

2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000		07/01/2031	3,153,150

25        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000%	07/01/2027	$ 1,592,895

662,533	Northampton County, PA IDA (Northampton Generating)[4,10]	5.000	12/31/2023	567,758

14,826,610	Northampton County, PA IDA (Northampton Generating)[4,10]	5.000	12/31/2023	12,665,928

1,470,000	Northumberland County, PA IDA (NHS Youth Services)[1,6]	7.500	02/15/2029	1,043,288

1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	1,091,212

3,185,000	Northumberland County, PA IDA (NHS Youth Services)[1,6]	7.750	02/15/2029	2,259,917

2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	2,286,820

16,000,000	PA Commonwealth Financing Authority[2]	5.000	06/01/2032	18,061,440

39,737,908	PA EDFA (Bionol Clearfield)[7]	8.500	07/01/2015	1,673,363

130,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	130,074

35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	35,017

3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,387,390

3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,328,830

1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,054,735

55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,141

145,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	145,432

100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	100,056

3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	3,118,676

1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,320,161

535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	556,363

10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,608

3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,786,055

8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,626,215

9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,430,200

6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,600,130

3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,238,740

1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,413,815

750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	805,260

2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,978,149

1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,492,160

50,000	PA HEFA (Pennsylvania State University)	5.000	03/01/2022	50,207

250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	251,432

1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,495,564

3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,345,570

7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,860,790

1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,983,257

26        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$2,250,000	PA HEFA (St. Francis University)[1]	6.250%	11/01/2041	$ 2,571,480

100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,162

4,515,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	5,331,763

3,050,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	3,057,808

1,685,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	1,688,758

60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	60,191

1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,116,960

1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,105,160

5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,470,550

4,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,357,520

3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,832,255

3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,254,670

4,540,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2032	4,860,206

2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	2,417,693

1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2029	1,153,140

12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[2]	6.000	06/01/2029	14,421,859

3,680,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2026	4,216,544

2,000,000	PA Turnpike Commission[1]	5.000	12/01/2032	2,323,640

500,000	PA Turnpike Commission[1]	5.000	12/01/2030	600,720

5,000,000	PA Turnpike Commission[1]	5.500 [5]	12/01/2034	5,793,700

10,000,000	PA Turnpike Commission[1]	0.000 [5]	12/01/2038	11,716,300

1,000,000	PA Turnpike Commission[1]	5.000	12/01/2031	1,192,770

4,000,000	PA Turnpike Commission[1]	6.000 [5]	12/01/2034	4,742,920

3,750,000	PA Turnpike Commission[1]	5.000	12/01/2040	4,302,075

2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625	01/01/2032	2,380,820

1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500	01/01/2041	2,186,036

5,000,000	Philadelphia, PA Airport[1]	5.000	06/15/2032	5,242,650

2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	2,724,550

20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750	04/01/2023	20,047

185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	185,390

500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250	04/01/2042	487,385

450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875	04/01/2032	436,941

27        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375%	11/15/2040	$ 536,975

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750	11/15/2030	1,052,850

4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	4,318,480

2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	2,199,079

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625	12/15/2041	1,129,330

2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150	12/15/2036	2,344,181

1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)[1]	6.625	12/15/2041	1,688,790

1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,644,986

1,350,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,312,524

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750	06/15/2033	2,298,000

3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000	06/15/2043	3,572,318

140,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	141,116

1,725,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,727,415

3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	3,063,810

6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	7,462,734

890,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	893,186

250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	252,798

1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,137,800

50,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	50,213

20,000	Philadelphia, PA Parking Authority, Series A	5.250	02/15/2029	20,075

5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.500	07/01/2035	5,007

1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,502,580

1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	1,004,960

100,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,6]	5.450	02/01/2023	101,177

2,180,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)	6.000	10/01/2023	2,184,513

4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,107,667

50,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)[1]	5.250	07/01/2031	50,125

5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,665

28        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$45,000	Philadelphia, PA School District[1]	6.000%	09/01/2038	$ 50,989

3,330,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,689,307

5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,663

2,790,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,923,641

2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	3,064,821

900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	944,928

10,000	Schuylkill County, PA IDA (Ascension Health Credit Group)[1]	5.000	11/01/2019	10,041

65,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000	11/01/2028	65,250

10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)	5.000	11/01/2028	10,038

6,450,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	6,842,934

7,100,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	7,205,151

10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	10,222,200

				543,560,524

U.S. Possessions—37.1%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	762,034

235,000	Guam Power Authority, Series A1	5.000	10/01/2024	284,127

185,000	Guam Power Authority, Series A1	5.000	10/01/2023	222,929

420,000	Guam Power Authority, Series A1	5.000	10/01/2030	499,120

38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250 [3]	06/01/2057	748,474

320,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	321,760

765,000	Northern Mariana Islands Commonwealth, Series A1	5.000	10/01/2022	753,364

1,395,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,273,063

2,175,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	2,025,751

1,025,000	Northern Mariana Islands Ports Authority, Series A1	6.600	03/15/2028	1,045,910

4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [5]	07/01/2024	3,165,705

1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	1,006,305

810,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	546,977

1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	687,802

3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125	07/01/2037	2,015,610

69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	69,955,617

313,320,000	Puerto Rico Children’s Trust Fund (TASC)	6.602 [3]	05/15/2050	26,491,206

136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325 [3]	05/15/2055	3,990,240

1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625 [3]	05/15/2057	31,306,910

42,105,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	42,177,421

3,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2041	1,902,420

5,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	3,156,250

7,360,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	4,649,312

9,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	5,707,620

15,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	15,292

2,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	1,270,180

11,500,000	Puerto Rico Commonwealth GO	8.000	07/01/2035	8,253,780

790,000	Puerto Rico Commonwealth GO	6.000	07/01/2028	502,622

29        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$2,500,000	Puerto Rico Commonwealth GO	5.375%	07/01/2033	$ 1,575,525

3,000,000	Puerto Rico Commonwealth GO	5.125	07/01/2028	1,890,240

3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750	07/01/2036	1,774,260

3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2042	1,959,156

4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2029	2,900,586

1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2030	1,037,344

5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2027	3,266,218

1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2025	890,568

1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2024	846,593

3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2031	2,065,812

3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250	07/01/2027	1,768,710

6,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	5,900,280

1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2032	854,717

1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	984,465

2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2040	1,440,667

725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2022	428,112

1,000,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	658,820

10,000	Puerto Rico Highway & Transportation Authority, Series A	5.000	07/01/2038	2,209

325,000	Puerto Rico Highway & Transportation Authority, Series H	5.000	07/01/2028	72,826

700,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2039	294,707

270,000	Puerto Rico Infrastructure[4]	5.000	07/01/2041	33,750

1,750,000	Puerto Rico Infrastructure	6.400 [3]	07/01/2043	251,895

1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	716,128

185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	159,794

200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	178,022

1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	1,054,875

125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	108,621

360,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750	06/01/2019	115,196

1,500,000	Puerto Rico Public Buildings Authority	6.500	07/01/2030	895,230

1,265,000	Puerto Rico Public Buildings Authority	6.000	07/01/2019	749,867

3,000,000	Puerto Rico Public Buildings Authority	5.750 [9]	07/01/2034	2,241,570

1,000,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	599,560

115,000	Puerto Rico Public Buildings Authority	6.250	07/01/2023	69,481

2,070,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	1,177,105

1,015,000	Puerto Rico Public Buildings Authority, Series D	5.250	07/01/2036	553,195

5,725,000	Puerto Rico Public Finance Corp., Series B7	5.500	08/01/2031	844,438

7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	2,829,710

30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280 [3]	08/01/2034	3,213,000

950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	364,021

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	1,145,850

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	1,928,300

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	1,959,350

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	1,179,330

18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380 [3]	08/01/2038	1,585,320

5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	2,134,770

2,170,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	842,264

30        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750%	08/01/2057	$ 14,231,803

3,235,000	University of Puerto Rico, Series P	5.000	06/01/2030	1,238,261

1,300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	497,601

17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250 [3]	05/15/2035	2,550,143

7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625 [3]	05/15/2035	600,180

4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875 [3]	05/15/2035	496,755

2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500 [3]	05/15/2035	287,369

2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	2,235,492

20,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	20,006

				294,437,868

Total Investments, at Value (Cost $963,458,954)—105.5%				837,998,392

Net Other Assets (Liabilities)—(5.5)				(43,605,733)

Net Assets—100.0%				$ 794,392,659

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
BSVHS	Baptist/St. Vincent’s Health System
DOCNHS	Daughters of Charity National Health Systems
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority

31        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PPAM	Philadelphia Presbytery Apartments of Morrisville
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value (cost $963,458,954)—see accompanying statement of investments	$837,998,392

Cash	540,723

Receivables and other assets:
Interest	10,281,595
Shares of beneficial interest sold	279,166
Investments sold on a when-issued or delayed delivery basis	268,842
Other	163,007

Total assets	849,531,725

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	43,395,000
Payable for borrowings (See Note 8)	9,800,000
Shares of beneficial interest redeemed	1,000,926
Dividends	668,595
Trustees’ compensation	129,112
Distribution and service plan fees	97,392
Shareholder communications	4,691
Interest expense on borrowings	1,122
Other	42,228

Total liabilities	55,139,066

Net Assets	$794,392,659

Composition of Net Assets
Paid-in capital	$1,026,211,696

Accumulated net investment income	11,964,058

Accumulated net realized loss on investments	(118,322,533)

Net unrealized depreciation on investments	(125,460,562)

Net Assets	$794,392,659

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

33        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $538,115,613 and 51,370,573 shares of beneficial interest outstanding)	$10.48
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,601,988 and 726,091 shares of beneficial interest outstanding)	$10.47

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $221,133,235 and 21,160,838 shares of beneficial interest outstanding)	$10.45

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $27,541,823 and 2,628,047 shares of beneficial interest outstanding)	$10.48

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$26,995,964

Expenses
Management fees	2,028,162

Distribution and service plan fees:
Class A	394,444
Class B	39,753
Class C	996,260

Transfer and shareholder servicing agent fees:
Class A	268,981
Class B	4,419
Class C	110,814
Class Y	14,049

Shareholder communications:
Class A	7,502
Class B	381
Class C	3,756
Class Y	353

Borrowing fees	436,378

Interest expense and fees on short-term floating rate notes issued (See Note 4)	292,030

Interest expense on borrowings	10,879

Trustees’ compensation	6,387

Custodian fees and expenses	5,171

Other	172,843

Total expenses	4,792,562

Net Investment Income	22,203,402

Realized and Unrealized Gain (Loss)
Net realized gain on investments	5,308,127

Net change in unrealized appreciation/depreciation on investments	(6,217,853)

Net Increase in Net Assets Resulting from Operations	$21,293,676

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$22,203,402	$50,267,575

Net realized gain	5,308,127	7,737,755

Net change in unrealized appreciation/depreciation	(6,217,853)	(348,069)

Net increase in net assets resulting from operations	21,293,676	57,657,261

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,761,615)	(33,610,451)
Class B	(225,249)	(717,638)
Class C	(5,675,721)	(11,894,471)
Class Y	(842,734)	(1,779,180)

	(22,505,319)	(48,001,740)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(13,226,521)	(41,348,855)
Class B	(3,469,709)	(6,005,142)
Class C	(4,808,011)	(12,518,925)
Class Y	(1,548,107)	2,584,679

	(23,052,348)	(57,288,243)

Net Assets
Total decrease	(24,263,991)	(47,632,722)

Beginning of period	818,656,650	866,289,372

End of period (including accumulated net investment income of $11,964,058 and $12,265,975, respectively)	$794,392,659	$818,656,650

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 29, 20161 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$21,293,676

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(46,413,017)
Proceeds from disposition of investment securities	109,173,711
Short-term investment securities, net	214,012
Premium amortization	835,909
Discount accretion	(5,373,099)
Net realized gain on investments	(5,308,127)
Net change in unrealized appreciation/depreciation on investments	6,217,853
Change in assets:
Decrease in other assets	40,672
Decrease in interest receivable	964,376
Increase in receivable for securities sold	(72,770)
Change in liabilities:
Decrease in other liabilities	(128,442)

Net cash provided by operating activities	81,444,754

Cash Flows from Financing Activities
Proceeds from borrowings	44,300,000
Payments on borrowings	(53,300,000)
Payments on short-term floating rate notes issued	(26,410,000)
Proceeds from shares sold	38,187,466
Payments on shares redeemed	(80,883,383)
Cash distributions paid	(3,423,673)

Net cash used in financing activities	(81,529,590)

Net decrease in cash	(84,836)

Cash, beginning balance	625,559

Cash, ending balance	$540,723

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,101,698.

Cash paid for interest on borrowings—$13,344.

Cash paid for interest on short-term floating rate notes issued—$292,030.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

37        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.38	$10.53	$11.47	$10.60	$10.96

Income (loss) from investment operations:
Net investment income[2]	0.30	0.63	0.67	0.61	0.63	0.69
Net realized and unrealized gain (loss)	0.00[3]	0.09	(0.22)	(0.94)	0.90	(0.39)

Total from investment operations	0.30	0.72	0.45	(0.33)	1.53	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.61)	(0.60)	(0.61)	(0.66)	(0.66)

Net asset value, end of period	$10.48	$10.49	$10.38	$10.53	$11.47	$10.60

Total Return, at Net Asset Value[4]	2.85%	6.98%	4.57%	(3.13)%	14.84%	2.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$538,116	$552,146	$586,870	$737,142	$795,924	$723,618

Average net assets (in thousands)	$540,988	$589,000	$624,096	$812,430	$752,625	$760,121

Ratios to average net assets:[5]
Net investment income	5.72%	5.93%	6.60%	5.32%	5.67%	6.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.80%	0.77%	0.76%	0.69%	0.70%	0.70%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.07%	0.13%	0.11%	0.16%	0.20%

Total expenses	0.98%	0.95%	1.03%	0.89%	0.98%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.95%	1.03%	0.88%	0.97%	1.03%

Portfolio turnover rate	5%	12%	6%	10%	15%	16%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.37	$10.52	$11.47	$10.59	$10.95

Income (loss) from investment operations:
Net investment income[2]	0.26	0.55	0.59	0.51	0.54	0.60
Net realized and unrealized gain (loss)	(0.01)	0.10	(0.22)	(0.95)	0.91	(0.38)

Total from investment operations	0.25	0.65	0.37	(0.44)	1.45	0.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.53)	(0.52)	(0.51)	(0.57)	(0.58)

Net asset value, end of period	$10.47	$10.49	$10.37	$10.52	$11.47	$10.59

Total Return, at Net Asset Value[3]	2.37%	6.27%	3.75%	(4.03)%	14.02%	2.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,602	$11,078	$16,828	$26,479	$41,662	$48,569

Average net assets (in thousands)	$8,886	$14,523	$20,693	$35,453	$44,543	$57,201

Ratios to average net assets:[4]
Net investment income	5.00%	5.14%	5.82%	4.47%	4.86%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.55%	1.53%	1.56%	1.53%	1.54%	1.53%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.13%	0.11%	0.16%	0.20%

Total expenses	1.73%	1.71%	1.83%	1.73%	1.82%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.71%	1.83%	1.72%	1.81%	1.86%

Portfolio turnover rate	5%	12%	6%	10%	15%	16%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.47	$10.36	$10.51	$11.45	$10.58	$10.94

Income (loss) from investment operations:
Net investment income[2]	0.26	0.55	0.60	0.52	0.54	0.61
Net realized and unrealized gain (loss)	(0.01)	0.09	(0.22)	(0.94)	0.91	(0.39)

Total from investment operations	0.25	0.64	0.38	(0.42)	1.45	0.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.53)	(0.53)	(0.52)	(0.58)	(0.58)

Net asset value, end of period	$10.45	$10.47	$10.36	$10.51	$11.45	$10.58

Total Return, at Net Asset Value[3]	2.38%	6.19%	3.79%	(3.88)%	14.01%	2.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221,133	$226,296	$236,269	$304,243	$332,380	$277,553

Average net assets (in thousands)	$222,869	$239,680	$255,808	$342,161	$302,122	$287,679

Ratios to average net assets:[4]
Net investment income	4.98%	5.17%	5.84%	4.55%	4.89%	5.74%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.52%	1.52%	1.46%	1.46%	1.46%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.13%	0.11%	0.16%	0.20%

Total expenses	1.72%	1.70%	1.79%	1.66%	1.74%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.70%	1.79%	1.65%	1.73%	1.79%

Portfolio turnover rate	5%	12%	6%	10%	15%	16%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.50	$10.38	$10.53	$11.48	$10.60	$10.68

Income (loss) from investment operations:
Net investment income[3]	0.31	0.65	0.69	0.62	0.64	0.44
Net realized and unrealized gain (loss)	(0.02)	0.10	(0.22)	(0.94)	0.92	(0.07)

Total from investment operations	0.29	0.75	0.47	(0.32)	1.56	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.63)	(0.62)	(0.63)	(0.68)	(0.45)

Net asset value, end of period	$10.48	$10.50	$10.38	$10.53	$11.48	$10.60

Total Return, at Net Asset Value[4]	2.83%	7.23%	4.72%	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,542	$29,137	$26,322	$32,754	$28,701	$12,171

Average net assets (in thousands)	$28,253	$30,378	$28,437	$34,321	$20,110	$4,849

Ratios to average net assets:[5]
Net investment income	5.87%	6.07%	6.75%	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.65%	0.62%	0.62%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.07%	0.13%	0.11%	0.16%	0.20%

Total expenses	0.83%	0.80%	0.89%	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.80%	0.89%	0.74%	0.83%	0.90%

Portfolio turnover rate	5%	12%	6%	10%	15%	16%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

42        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund utilized $7,963,395 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss

43        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	29,479,192

Total	$122,572,073

At period end, it is estimated that the capital loss carryforwards would be $93,092,881 expiring by 2018 and $24,171,065, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $5,308,127 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$921,011,746 [1]

Gross unrealized appreciation	$47,040,125
Gross unrealized depreciation	(172,500,687)

Net unrealized depreciation	$(125,460,562)

1. The Federal tax cost of securities does not include cost of $42,447,208, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

44        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

45        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

46        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$543,560,524	$—	$543,560,524
U.S. Possessions	—	294,437,868	—	294,437,868

Total Assets	$—	$837,998,392	$—	$837,998,392

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

47        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2	Transfers out of Level 3

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$1,721,473	$(1,721,473)

Total Assets	$1,721,473	$(1,721,473)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate

48        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term

49        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $35,395,000

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal

50        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $71,742,785 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $43,395,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	17.225%	11/1/31	$5,133,960
7,980,000	Chester County, PA IDA (Water Facilities Authority) Tender Option Bond Series 2015- XF2128 Trust[3]	10.212	2/1/41	8,440,526
8,000,000	PA Commonwealth Financing Authority Tender Option Bond Series 2015 XF-0026 Trust	7.958	6/1/32	10,061,440
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015- XF2131 Trust[3]	19.154	6/1/29	4,711,859

				$28,347,785

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $43,395,000 or 5.11% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

51        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$268,842

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$45,462,908
Market Value	$2,517,801
Market Value as % of Net Assets	0.32%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $20,217,208, representing 2.54% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

52        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	2,201,419	$23,121,069	5,147,549	$55,004,856
Dividends and/or distributions reinvested	1,257,910	13,210,068	2,662,938	28,399,350
Redeemed	(4,718,510)	(49,557,658)	(11,746,596)	(124,753,061)

Net decrease	(1,259,181)	$(13,226,521)	(3,936,109)	$(41,348,85)

53        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	1,019	$10,751	24,857	$264,092
Dividends and/or distributions reinvested	19,194	201,500	61,008	650,781
Redeemed	(350,663)	(3,681,960)	(652,191)	(6,920,015)

Net decrease	(330,450)	$(3,469,709)	(566,326)	$(6,005,142)

Class C
Sold	1,134,303	$11,884,108	2,434,481	$25,934,993
Dividends and/or distributions reinvested	471,072	4,936,726	968,498	10,307,580
Redeemed	(2,065,064)	(21,628,845)	(4,605,581)	(48,761,498)

Net decrease	(459,689)	$(4,808,011)	(1,202,602)	$(12,518,925)

Class Y
Sold	304,412	$3,200,954	1,368,248	$14,592,950
Dividends and/or distributions reinvested	71,705	753,404	149,763	1,598,420
Redeemed	(524,245)	(5,502,465)	(1,278,028)	(13,606,691)

Net increase (decrease)	(148,128)	$(1,548,107)	239,983	$2,584,679

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$46,413,017	$109,173,711

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

54        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.50% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,687
Accumulated Liability as of January 29, 2016	59,812

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to

55        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

56        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$55,901	$389	$17,203	$11,296

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.478% at period end). The Fund pays additional fees monthly to its

57        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$7,989,674
Average Daily Interest Rate	0.301%
Fees Paid	$188,946
Interest Paid	$13,344

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.05% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the

58        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 291,254

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

59        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

60        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Pennsylvania category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Pennsylvania funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

61        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

62        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Pennsylvania Municipal Fund	9/22/15	74.2%	25.8%	0.0%

Oppenheimer Rochester Pennsylvania Municipal Fund	10/27/15	90.8%	4.3%	4.9%

Oppenheimer Rochester Pennsylvania Municipal Fund	11/24/15	83.3%	8.9%	7.8%

Oppenheimer Rochester Pennsylvania Municipal Fund	1/26/16	68.4%	31.6%	0.0%

64        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

65        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

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Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

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We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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RS0740.001.0116    March 24, 2016

Semiannual Report	1/31/2016

Oppenheimer Rochester ® High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	5.82%	0.79%	3.66%

1-Year	3.07	-1.83	2.71

5-Year	9.29	8.23	5.75

10-Year	1.59	1.09	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

3        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

4        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester High Yield Municipal Fund provided a total return at net asset value (NAV) of 5.82% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 6.69% at NAV at the end of this reporting period. The Fund’s Class A shares were ranked first at the end of January in Lipper’s High Yield Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. The Fund also outperformed the Barclays Municipal Bond Index, its benchmark, by 216 basis points.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting, Fed officials said they expect the economy to

The average 12-month distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.81% at the end of this reporting period. At 6.69%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 288 basis points higher than the category average.

warrant only “gradual increases” over the next few years, projecting that interest rates would rise one percentage point per year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	6.69%
Dividend Yield with sales charge	6.37
Standardized Yield	5.96
Taxable Equivalent Yield	10.53
Last distribution (1/26/16)	$0.039
Total distributions (8/1/15 to 1/31/16)	$0.234
Endnotes for this discussion begin on page 17 of this report

5        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release, the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their

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dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,040 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.9 cents per share throughout this reporting period. In all, the Fund distributed 23.4 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.53%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal income tax rates for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 23.5% of the Fund’s total assets (23.6% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, including those issued in Puerto Rico, made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 12.0% of the Fund’s total assets (12.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include general obligation (G.O.) debt – which is backed by the full faith and taxing authority of state and local governments – and securities from many different sectors.

7        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery

Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the

8        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Portfolio Manager

forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create

9        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Credit Analyst	Clara Sanguinetti Senior Credit Analyst	Chad Osterhout Credit Analyst

10        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to

11        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow

12        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 9.3% of total assets (9.3% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.9% of total assets (5.9% of net assets), electric utilities with 2.5% of total assets (2.5% of net assets), water utilities with 0.8% of total assets (0.8% of net assets) and gas utilities at 0.1% of total assets (0.1% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include some issued by PREPA and PRASA.

As of January 29, 2016, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.1% and 2.7% of the Fund’s total assets (9.2% and 2.7% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities.

G.O. securities comprised 8.3% of total assets (8.4% of net assets) as of January 29, 2016. Within this sector, the Fund held bonds issued in various U.S. municipalities, the Northern Mariana Islands, and the Commonwealth of Puerto Rico at the end of this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of January 29, 2016, the Fund was invested in the hospital/healthcare sector, which represented 7.1% of total assets (7.1% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector. Two of the hospital/healthcare bonds held by this Fund as of January 29, 2016 were issued in Puerto Rico.

The Fund remained invested in the adult living facilities sector, which represented 5.4% of the Fund’s total assets (5.5% of net assets) as of January 29, 2016. These bonds, which finance various projects at senior living

13        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

The sales tax revenue sector represented 4.8% of the Fund’s total assets (4.8% of net assets) as of January 29, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Nearly all of the Fund’s holdings in this sector as of the end of this reporting period were issued in Puerto Rico.

The Fund’s airline holdings represented 4.0% of total assets (4.1% of net assets) as of January 29, 2016. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

14        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,
Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

15        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	23.5%
Special Assessment	9.1
General Obligation	8.3
Hospital/Healthcare	7.1
Sewer Utilities	5.9
Adult Living Facilities	5.4
Sales Tax Revenue	4.8
Airlines	4.0
Tax Increment Financing (TIF)	3.4
Municipal Leases	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

  CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.5%	1.0%	2.5%
AA	12.5	0.3	12.8
A	5.0	0.5	5.5
BBB	8.5	7.8	16.3
BB or lower	37.6	25.3	62.9
Total	65.1%	34.9%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

16        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/29/16

	Without Sales Charge	With Sales Charge
Class A	6.69%	6.37%
Class B	6.00
Class C	6.06
Class Y	6.81

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/16

Class A	5.96%
Class B	5.50
Class C	5.50
Class Y	6.41

TAXABLE EQUIVALENT YIELDS

As of 1/31/16
Class A	10.53%
Class B	9.72
Class C	9.72
Class Y	11.33

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	5.82%	3.07%	9.29%	1.59%	4.42%
Class B (ORNBX)	10/1/93	5.40	2.28	8.42	1.10	4.21
Class C (ORNCX)	8/29/95	5.45	2.17	8.43	0.80	3.70
Class Y (ORNYX)	11/29/10	5.90	3.08	9.47	N/A	7.84
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	0.79%	-1.83%	8.23%	1.09%	4.19%
Class B (ORNBX)	10/1/93	0.40	-2.54	8.13	1.10	4.21
Class C (ORNCX)	8/29/95	4.45	1.21	8.43	0.80	3.70
Class Y (ORNYX)	11/29/10	5.90	3.08	9.47	N/A	7.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

17        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0352, $0.0353 and $0.0397, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 150 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

18        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$1,058.20	$5.03
Class B	1,000.00	1,054.00	8.82
Class C	1,000.00	1,054.50	8.82
Class Y	1,000.00	1,059.00	4.25

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.99	4.93
Class B	1,000.00	1,016.31	8.66
Class C	1,000.00	1,016.31	8.66
Class Y	1,000.00	1,020.74	4.18

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.72
Class C	1.72
Class Y	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.0%
Alabama—4.3%
$50,050,000	Jefferson County, AL Sewer	0.000%[1]		10/01/2050	$36,161,125

30,230,000	Jefferson County, AL Sewer	7.000		10/01/2051	37,676,253

30,000,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	21,972,900

21,895,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2039	16,169,020

20,045,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	14,714,433

11,500,000	Jefferson County, AL Sewer	5.500		10/01/2053	13,077,800

59,250,000	Jefferson County, AL Sewer	6.500		10/01/2053	71,667,615

17,500,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	12,748,225

					224,187,371

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.120		08/01/2031	536,850

1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875		12/01/2027	453,816

500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	6.000		12/01/2036	137,520

31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[4]	06/01/2046	1,037,992

20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[4]	06/01/2046	647,494

10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)	7.750		10/01/2041	11,855,407

					14,669,079

Arizona—1.6%
4,309,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,336,147

4,680,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3]	6.375		01/01/2028	2,340,140

140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3]	8.500		01/01/2028	25,673

335,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125		07/15/2027	348,641

500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200		07/15/2032	519,190

305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450		07/15/2021	305,708

810,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625		07/15/2025	811,498

900,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800		07/15/2030	901,521

1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900		07/15/2022	1,062,390

1,208,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.375		07/01/2022	1,235,228

3,956,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750		07/01/2032	4,012,808

393,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.000		07/01/2017	405,403

1,000,000	Glendale, AZ IDA (Midwestern University Foundation)	5.000		07/01/2033	1,072,960

22        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500%	04/20/2041	$746,579

294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	295,091

262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	263,850

641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	644,449

1,125,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	1,129,635

420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	422,188

350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	351,204

1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,667,292

1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,049,176

1,085,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,087,235

3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,730,229

1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,261,575

3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	2,950,650

5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,488,652

1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,504,080

1,025,000	Pima County, AZ IDA (Paideia Academies)	6.000	07/01/2035	1,047,868

3,310,000	Pima County, AZ IDA (Paideia Academies)	6.125	07/01/2045	3,341,610

250,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2022	251,695

550,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	552,359

1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,611,120

1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,969,134

2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.600	12/01/2022	2,255,092

11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.750	12/01/2032	11,281,263

8,775,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	6.550	12/01/2037	8,935,495

890,000	Pinal County, AZ IDA (San Manuel Facility)	6.250	06/01/2026	927,834

1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	751,528

1,500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	1,506,435

265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	265,273

50,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	51,099

1,000,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,019,990

695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000	12/01/2032	758,759

1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250	12/01/2042	1,695,297

23        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Arizona (Continued)

$45,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000%		01/01/2039	$45,160

1,800,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2027	2,031,156

610,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2033	678,277

675,000	Verrado, AZ Community Facilities District No. 1	5.700		07/15/2029	744,154

					82,689,790

Arkansas—0.1%
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250		02/01/2038	3,358,436

California—14.5%
2,500,000	Adelanto, CA Public Utility Authority	6.750		07/01/2039	2,859,825

750,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	821,947

3,800,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250		09/01/2040	3,922,474

1,025,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2030	1,058,179

360,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2028	371,704

11,600,000	Anaheim, CA Public Financing Authority	5.000		05/01/2046	13,139,784

210,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200		05/01/2031	210,416

5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)	7.375		09/01/2039	6,011,390

127,310,000	CA County Tobacco Securitization Agency	6.489	[4]	06/01/2046	12,240,857

246,760,000	CA County Tobacco Securitization Agency	7.477	[4]	06/01/2055	1,727,320

107,400,000	CA County Tobacco Securitization Agency	6.619	[4]	06/01/2050	2,108,262

8,415,000	CA County Tobacco Securitization Agency	8.150	[4]	06/01/2033	2,880,286

215,100,000	CA County Tobacco Securitization Agency	7.000	[4]	06/01/2055	2,363,949

33,920,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	1,026,080

5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	5,001,550

57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[4]	06/01/2046	2,814,660

7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	7,287,331

19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	16,000,660

1,080,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	1,080,238

46,030,000	CA County Tobacco Securitization Agency (TASC)	5.700	[1]	06/01/2046	46,093,982

520,920,000	CA County Tobacco Securitization Agency (TASC)	6.669	[4]	06/01/2050	38,016,742

255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	242,900

4,625,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	4,681,887

23,500,000	CA County Tobacco Securitization Agency (TASC)	5.650	[1]	06/01/2041	23,522,325

24        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California (Continued)

$2,630,000	CA County Tobacco Securitization Agency (TASC)	5.875%		06/01/2035	$2,665,636

9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,464,915

15,155,000	CA GO	5.000		09/01/2034	18,295,419

10,440,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	9,334,404

17,400,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	16,253,514

52,550,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	50,541,539

7,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	[1]	06/01/2037	6,582,240

133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	128,604,126

13,505,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2040	15,488,749

340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	12,964,200

30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	34,958,360

11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,444,262

1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250		07/15/2050	2,048,135

10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[5]	5.000		05/15/2040	11,296,400

750,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	953,873

370,000	CA Public Works	6.625		11/01/2034	371,735

13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[4]	06/01/2047	909,967

60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.999	[4]	06/01/2036	15,655,785

25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[4]	06/01/2041	4,368,456

43,890,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[4]	06/01/2056	550,381

160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[4]	06/01/2056	1,554,608

1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,814,130

1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,198,506

10,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	10,022

2,019,578	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	20

8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	8,105,570

555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[4]	06/01/2055	5,175,396

1,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	1,025,958

25        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

California (Continued)

$4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000%		05/01/2037	$4,590,852

100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	101,680

2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250		08/01/2033	3,128,700

10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	12,054,502

1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	1,612,282

820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1	6.625		09/01/2040	846,584

377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[4]	06/01/2057	3,441,712

1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	9,090,000

1,255,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	1,257,723

1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	1,676,594

31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	34,747,526

5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,551,600

9,930,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	10,000,602

200,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	200,314

20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	18,917,400

115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[4]	06/01/2045	3,138,284

45,000	Placer County, CA Improvement Bond Act 1915	6.500		09/02/2030	45,068

21,711,000	River Rock, CA Entertainment Authority[2]	8.000		11/01/2018	2,224,943

1,750,000	Riverside County, CA Redevel. Agency	7.125		10/01/2042	2,198,403

100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000		09/01/2031	101,237

2,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	2,545,980

750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	908,430

1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	1,211,300

6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	7,094,640

78,990,000	Silicon Valley CA Tobacco Securitization Authority	8.865	[4]	06/01/2047	5,322,346

41,325,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	895,926

143,080,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	2,890,216

5,000,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	4,609,150

195,570,000	Southern CA Tobacco Securitization Authority	6.383	[4]	06/01/2046	4,883,383

1,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	953,270

26        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California (Continued)

$14,735,000	Stockton, CA Unified School District	5.950%	[4]	08/01/2041	$ 5,406,419

17,145,000	Stockton, CA Unified School District	5.950	[4]	08/01/2043	5,793,638

12,115,000	Stockton, CA Unified School District	5.920	[4]	08/01/2038	5,056,680

6,245,000	Stockton, CA Unified School District	6.000	[4]	08/01/2037	2,715,451

1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.875		06/01/2035	1,478,165

1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)	6.000		06/01/2045	1,583,617

4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)	6.000		09/01/2036	5,001,599

3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	4,453,505

7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27	7.000		09/01/2040	7,364,910

					753,215,685

Colorado—2.6%
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	418,220

1,500,000	CO Crystal Crossing Metropolitan District	6.000		12/01/2036	1,568,475

4,475,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500		12/01/2032	2,237,500

1,188,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	851,713

2,241,000	CO Elkhorn Ranch Metropolitan District[2]	6.375		12/01/2035	1,459,384

1,785,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	1,977,744

14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[5]	5.000		01/01/2044	16,241,043

1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300		07/01/2037	1,029,938

467,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	408,980

1,685,000	CO Huntington Trails Metropolitan District	8.250	[1]	12/01/2037	1,709,685

500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	502,010

1,068,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	941,485

2,275,000	CO Neu Towne Metropolitan District[2]	7.250		12/01/2034	603,944

745,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	762,992

1,000,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	1,012,900

12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[4]	12/15/2017	4,624,107

272,000	CO Potomac Farms Metropolitan District	7.625	[1]	12/01/2023	193,950

1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,124,496

890,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	904,996

2,170,000	CO Regency Metropolitan District	5.750		12/01/2036	2,264,525

500,000	CO Silver Peaks Metropolitan District[2]	5.750		12/01/2036	334,240

1,720,000	CO Sorrell Ranch Metropolitan District[3]	6.750		12/15/2036	351,104

2,500,000	CO STC Metropolitan District No. 2	6.000		12/01/2038	2,463,100

1,238,000	CO Stoneridge Metropolitan District	5.625		12/01/2036	1,255,815

8,000,000	CO Talon Pointe Metropolitan District[3]	8.000		12/01/2039	803,440

892,000	CO Wyndham Hill Metropolitan District	6.375		12/01/2035	891,884

500,000	CO Wyndham Hill Metropolitan District	6.250		12/01/2025	499,965

3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,463,049

27        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Colorado (Continued)

$35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250%	10/01/2032	$ 36,774,081

26,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750	10/01/2032	27,641,940

2,065,000	Hawthorn, CO Metropolitan District No. 2	6.375	12/01/2044	2,094,385

950,000	Hawthorn, CO Metropolitan District No. 2	7.750	12/15/2044	957,600

735,000	Tabernash Meadows, CO Water & Sanitation District	7.125	12/01/2034	806,773

295,000	Tallyns Reach CO Metropolitan District No. 3	5.000	12/01/2033	315,004

685,000	Tallyns Reach CO Metropolitan District No. 3	5.125	11/01/2038	732,409

750,000	Thompsong Crossing, CO Metropolitan District No. 6	6.000	12/01/2044	763,357

5,409,763	Woodmen Heights, CO Metropolitan District No. 1	6.000	12/01/2041	5,465,538

20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000 [1]	12/15/2041	10,151,099

				136,602,870

Connecticut—0.4%
2,350,000	CT H&EFA (ECHNS/MMH/RGH/TcntyHC Obligated Group)	6.000	07/01/2025	2,394,932

7,965,000	CT Special Tax	5.000	08/01/2033	9,580,621

6,000,000	CT Special Tax	5.000	08/01/2032	7,245,180

470,000	Georgetown, CT Special Taxing District[3]	5.125	10/01/2036	185,819

11,043,436	Mashantucket Western Pequot Tribe CT6	4.000	07/01/2031	726,216

				20,132,768

Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450	07/01/2035	1,300,728

7,438,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450	07/01/2036	5,894,913

				7,195,641

District of Columbia—2.0%
10,000,000	District of Columbia (Howard University)	6.250	10/01/2032	10,630,300

25,610,000	District of Columbia (Howard University)	6.500	10/01/2041	27,366,590

3,200,000	District of Columbia Center for Strategic & International Studies	6.375	03/01/2031	3,617,376

2,000,000	District of Columbia Center for Strategic & International Studies	6.625	03/01/2041	2,278,960

5,000,000	District of Columbia National Public Radio	5.000	04/01/2035	5,604,400

32,680,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	32,689,150

15,000	District of Columbia Tobacco Settlement Financing Corp.	6.250	05/15/2024	15,005

1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250 [4]	06/15/2055	6,678,150

28        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

District of Columbia (Continued)

$1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897%	[4]	06/15/2055	$ 13,976,909

					102,856,840

Florida—10.0%
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,244,690

1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,246,820

750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	939,645

4,655,000	Amelia Concourse, FL Community Devel. District[3]	5.750		05/01/2038	3,477,425

105,000	Arborwood, FL Community Devel. District (Centex Homes)[7]	5.250		05/01/2016	104,865

7,530,000	Arlington Ridge, FL Community Devel. District[2]	5.500		05/01/2036	4,894,575

1,045,000	Avignon Villages, FL Community Devel. District[3]	5.300		05/01/2014	136,404

755,000	Avignon Villages, FL Community Devel. District[3]	5.400		05/01/2037	98,550

14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	12,567,764

225,000	Bayshore, FL Hsg. Corp.[3]	8.000		12/01/2016	122,623

2,845,000	Baywinds, FL Community Devel. District[7]	7.020		05/01/2022	2,870,605

7,815,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	7,822,893

7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000		10/01/2042	7,991,679

7,725,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.375		05/01/2034	7,729,867

4,890,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.500		05/01/2034	4,893,619

3,575,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	3,607,425

300,000	Broward County, FL HFA (Single Family)	5.000		10/01/2039	300,225

5,845,000	Buckeye Park, FL Community Devel. District[3]	7.875		05/01/2038	1,752,039

930,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.625		11/01/2036	935,506

2,250,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.750		11/01/2047	2,258,730

25,430,000	CFM, FL Community Devel. District, Series A3	6.250		05/01/2035	10,814,616

8,510,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500		05/01/2038	5,066,428

24,013,000	Clearwater Cay, FL Community Devel. District[3]	5.500		05/01/2037	13,207,390

1,690,000	Creekside, FL Community Devel. District[3]	5.200		05/01/2038	676,017

1,255,000	Crosscreek, FL Community Devel. District[3]	5.600		05/01/2039	535,546

2,625,000	Crosscreek, FL Community Devel. District[3]	5.500		05/01/2017	1,119,090

55,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050		11/01/2039	55,071

40,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650		09/01/2017	40,130

1,100,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000		06/01/2022	1,100,462

29        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$7,745,000	Deer Run, FL Community Devel. District Special Assessment[3]	7.625%	05/01/2039	$ 4,569,473

1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2020	1,164,155

12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	2,500,500

6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	1,343,869

95,000	FL HFA (Stoddert Arms Apartments)	6.250	09/01/2026	95,145

3,400,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	2,947,834

1,305,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	1,305,483

1,883,132	Forest Creek, FL Community Devel. District[7]	5.450	05/01/2036	1,883,584

7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	1,109,704

3,055,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	3,030,713

1,770,000	Harbor Bay, FL Community Devel. District	6.750	05/01/2034	1,777,168

16,240,000	Heritage Harbour North, FL Community Devel. District	6.375	05/01/2038	16,869,138

355,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500	05/01/2036	355,124

10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,492,325

13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	13,908,430

4,720,000	Highlands, FL Community Devel. District	5.550	05/01/2036	3,449,659

5,480,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	3,346,855

8,100,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	8,101,782

15,335,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	15,360,149

3,800,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,803,724

100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	100,001

1,275,000	Liberty County, FL Revenue (Twin Oaks)[3]	8.250	07/01/2028	189,707

1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	708,000

5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	1,125,868

5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	1,050,250

2,805,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	2,244,028

2,600,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,633,254

925,000	Miami-Dade County, FL HFA (Homeownership Mtg.)	5.450	10/01/2038	925,499

4,000,000	Miami-Dade County, FL School Board	5.000	05/01/2031	4,723,680

5,455,000	Miami-Dade County, FL School Board	5.000	05/01/2032	6,340,346

50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	56,652,000

10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	11,219,400

10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	11,293,400

12,430,000	Montecito, FL Community Devel. District[3]	5.100	05/01/2013	8,083,602

2,610,000	Montecito, FL Community Devel. District[2]	5.500	05/01/2037	1,697,335

580,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	493,261

30        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$10,250,000	Nassau County, FL (Nassau Care Centers)	6.900%	01/01/2038	$ 10,579,025

4,345,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	2,389,663

3,640,000	Naturewalk, FL Community Devel. District[2]	5.300	05/01/2016	2,001,927

750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	768,300

3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	1,124,887

3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)	7.500	06/01/2049	3,672,840

12,555,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	10,802,824

6,105,000	Palm Glades, FL Community Devel. District Special Assessment	7.125	05/01/2039	6,254,267

1,850,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	728,974

1,565,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	617,627

1,495,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,464,681

5,715,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	5,028,971

2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	7.125	09/15/2041	2,477,790

4,500,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	4,756,185

1,805,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	1,835,956

625,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	608,831

9,900,000	Portico, FL Community Devel. District	5.450	05/01/2037	8,468,163

3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,352,130

5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600	05/01/2036	1,181,650

1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	392,410

1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	767,768

2,470,000	Portofino Vista, FL Community Devel. District[3]	5.000	05/01/2013	1,111,401

415,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	415,041

1,425,000	Reunion East, FL Community Devel. District[2]	7.375	05/01/2033	14

3,780,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	3,820,484

1,645,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	1,659,081

3,420,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	34

140,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	140,080

2,365,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	304,210

7,890,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	3,146,927

168,263	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	115,319

1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500	07/01/2040	2,063,579

4,095,000	Seminole County, FL IDA (Progressive Health)	7.500	03/01/2035	4,137,875

31        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$7,035,000	South Bay, FL Community Devel. District	5.125%	05/01/2020	$ 6,468,823

3,240,000	South Bay, FL Community Devel. District[2]	0.000 [1]	05/01/2025	2,525,645

7,620,000	South Bay, FL Community Devel. District	5.950	05/01/2036	7,570,546

8,750,000	South Bay, FL Community Devel. District[2]	0.000 [1]	05/01/2036	6,777,050

5,110,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	1,277,347

3,825,000	South Fork East, FL Community Devel. District	6.500 [1]	05/01/2038	3,833,339

2,325,000	St. Johns County, FL IDA (Glenmoor)[3]	5.375 [8]	01/01/2049	818,168

860,333	St. Johns County, FL IDA (Glenmoor)[2]	2.500	01/01/2049	9

3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000	08/01/2045	3,935,505

3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	5.875	08/01/2040	3,914,085

1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	904,850

2,460,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	2,462,165

16,765,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	4,087,642

19,075,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	4,653,919

2,475,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	2,415,278

4,950,000	Treeline, FL Preservation Community Devel. District[2]	6.800	05/01/2039	1,980,743

635,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	624,567

8,000,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	8,009,280

1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550	05/01/2039	695,864

3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	985,872

4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	1,291,866

3,190,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125	10/01/2025	221,705

5,950,000	Waters Edge, FL Community Devel. District	0.000 [1]	05/01/2039	4,986,279

136,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	136,174

14,800,000	Waterstone, FL Community Devel. District[3]	5.500	05/01/2018	5,872,048

1,215,000	West Villages, FL Improvement District[3]	5.350	05/01/2015	729,012

18,550,000	West Villages, FL Improvement District[3]	5.800	05/01/2036	11,130,186

19,100,000	West Villages, FL Improvement District	5.500	05/01/2038	19,130,369

14,925,000	Westridge, FL Community Devel. District[3]	5.800	05/01/2037	5,224,049

16,790,000	Westside, FL Community Devel. District[2]	7.200	05/01/2038	8,457,123

11,210,000	Westside, FL Community Devel. District[2]	5.650	05/01/2037	5,609,932

4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	1,085,000

7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	1,855,000

2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	1,050,783

3,830,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	1,508,024

				520,922,305

Georgia—1.6%
710,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	817,444

3,800,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	4,403,212

32        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Georgia (Continued)

$10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.250%	11/01/2043	$ 5,311,862

1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.000	11/01/2032	689,917

1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	5.750	11/01/2025	717,414

31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	35,169,468

13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250	06/15/2037	15,066,866

2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.252 [4]	06/01/2024	1,410,413

3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.751 [4]	06/01/2034	1,205,625

9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000 [1]	06/01/2049	5,127,941

10,520,000	Gainesville & Hall County, GA Hospital (Northeast Georgia Health System) Floaters	0.140 [8]	08/15/2049	10,520,000

2,000,000	Marietta, GA Devel. Authority (University Facilities)	7.000	06/15/2039	2,086,500

				82,526,662

Hawaii—0.0%
405,000	HI Dept. of Transportation (Continental Airlines)	5.625	11/15/2027	406,268

275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375	07/01/2032	275,646

2,290,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300	07/01/2022	2,296,962

				2,978,876

Idaho—0.0%
1,500,000	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,553,340

Illinois—7.5%
500,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	500,310

3,000,000	Carol Stream, IL Park District[7]	5.000	01/01/2037	3,396,120

30,685,000	Caseyville, IL Tax (Forest Lakes)[2]	7.000	12/30/2022	1,427,773

1,100,000	Chicago, IL Board of Education	5.000	12/01/2042	836,275

30,000,000	Chicago, IL GO	5.250	01/01/2033	30,497,100

35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125	02/20/2042	35,066

10,032,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	2,006,199

1,120,000	Country Club Hills, IL GO	5.000	12/01/2030	1,143,498

1,175,000	Country Club Hills, IL GO	5.000	12/01/2031	1,201,332

2,425,000	Country Club Hills, IL GO	5.000	12/01/2032	2,475,876

1,060,000	Country Club Hills, IL GO	5.000	12/01/2029	1,083,564

915,000	Country Club Hills, IL GO	5.000	12/01/2026	938,781

965,000	Country Club Hills, IL GO	5.000	12/01/2027	987,311

1,010,000	Country Club Hills, IL GO	5.000	12/01/2028	1,032,816

33        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$644,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000%	10/01/2042	$ 658,838

1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	1,000,810

1,585,000	Franklin Park, IL GO	6.250	07/01/2030	1,924,031

2,343,482	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	2,052,164

1,800,000	Harvey, IL GO	5.625	12/01/2032	1,381,806

6,165,000	Harvey, IL GO	5.500	12/01/2027	4,780,094

10,365,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500	12/01/2037	10,721,971

9,425,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	10,348,178

5,820,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	6,378,953

5,180,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	5,656,807

10,575,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	11,669,222

21,765,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	23,877,576

19,410,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	21,174,455

365,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)	5.375	04/01/2044	400,544

320,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)	5.375	04/01/2044	364,896

3,195,000	IL Finance Authority (Bethel Terrace Apartments)	5.375	09/01/2035	3,197,045

145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625	07/01/2027	125,584

5,000,000	IL Finance Authority (CDHS/CDHA[5]	5.375	11/01/2039	5,691,100

13,000,000	IL Finance Authority (CDHS/CDHA Obligated Group)	5.750	11/01/2039	15,040,870

12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	14,328,750

5,610,000	IL Finance Authority (DeKalb Supportive Living)	6.100	12/01/2041	5,695,552

2,030,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	2,030,264

1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,100,670

1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,509,945

850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	858,007

11,155,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	13,511,828

1,310,000	IL Finance Authority (Rogers Park Montessori School)	6.125	02/01/2045	1,390,290

575,000	IL Finance Authority (Rogers Park Montessori School)	6.000	02/01/2034	615,290

1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)	7.250	11/01/2030	1,280,597

11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,463,762

1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,719,810

5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,614,916

2,850,000	IL Finance Authority (Uno Charter School Network)	7.125	10/01/2041	3,143,265

4,300,000	IL Finance Authority (Villa St. Benedict)	6.125	11/15/2035	4,407,715

4,400,000	IL Finance Authority (Villa St. Benedict)	6.375	11/15/2043	4,509,252

34        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$5,715,000	IL GO Floaters	0.280%[8]	05/01/2033	$ 5,715,000

16,500,000	IL GO Floaters	0.260 [8]	03/01/2033	16,500,000

31,740,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition) Floater	0.360 [8]	06/15/2050	31,740,000

7,140,000	Lake County, IL Special Service Area No. 8[3]	7.125	03/01/2037	3,556,363

13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125	01/01/2036	6,394,679

4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	720,440

2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	5.750	03/01/2022	531,324

1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3]	5.750	03/01/2022	347,652

3,500,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	2,095,275

4,440,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)	6.000	12/01/2041	4,486,798

5,715,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	4,550,226

162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250	10/15/2024	175

2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,569,450

1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,405,635

12,190,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	10,359,184

4,590,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	4,289,217

10,930,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	11,145,540

12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500	12/01/2032	13,396,237

7,810,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)	6.100	12/01/2041	7,929,103

2,990,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	3,055,003

1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)	7.000	12/01/2042	1,984,759

6,220,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	6,336,003

				388,294,941

Indiana—1.1%
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[3]	9.000	12/01/2045	570,034

955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[2]	8.000	12/01/2045	477,529

4,300,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	4,761,648

5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375	08/01/2029	5,819,338

1,000,000	Hammond, IN Local Public Improvement District	6.750	08/15/2035	1,003,020

600,000	Hammond, IN Local Public Improvement District	6.500	08/15/2030	601,770

35        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Indiana (Continued)

$2,850,000	IN Finance Authority (BHI Senior Living)	5.750%	11/15/2041	$ 3,179,546

1,675,000	IN Finance Authority (BHI Senior Living)	5.500	11/15/2031	1,869,216

11,505,000	IN Finance Authority (Marian University)	6.375	09/15/2041	12,719,698

925,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000	07/01/2039	935,175

6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)	5.750	01/01/2036	6,246,227

7,648,049	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2,6]	1.000	12/01/2045	149,672

9,119,085	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050 [8]	12/01/2045	7,642,796

5,930,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	6,614,797

4,000,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2024	3,779,040

				56,369,506

Iowa—0.9%
940,000	IA Finance Authority (Amity Fellowserve)	6.375	10/01/2026	949,259

2,190,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	2,209,009

660,000	IA Finance Authority (Amity Fellowserve)	6.000	10/01/2028	660,079

70,000	IA Finance Authority (Amity Fellowserve)	5.900	10/01/2016	70,488

1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900	12/01/2028	319,046

935,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	879,957

360,990,000	IA Tobacco Settlement Authority	7.125 [4]	06/01/2046	9,418,229

25,230,000	IA Tobacco Settlement Authority	5.500	06/01/2042	24,503,881

10,000,000	IA Tobacco Settlement Authority (TASC)	5.625	06/01/2046	9,999,000

				49,008,948

Kansas—0.0%
640,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)	7.950	10/15/2035	640,877

15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)	6.000	11/15/2038	15,116

3,701,106	Olathe, KS Tax Increment (Gateway)[2]	5.000	03/01/2026	1,480,479

				2,136,472

Kentucky—0.7%
1,980,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[7]	6.750	03/01/2029	1,983,920

14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375	08/15/2024	15,358,700

1,000,000	KY EDFA (Masonic Home Independent Living II)	7.375	05/15/2046	1,181,480

1,250,000	KY EDFA (Masonic Home Independent Living II)	7.250	05/15/2041	1,470,037

7,750,000	KY Municipal Power Agency[7]	5.000	09/01/2035	8,968,533

5,000,000	KY Municipal Power Agency[7]	5.000	09/01/2036	5,762,000

				34,724,670

Louisiana—0.6%
12,270,000	East Baton Rouge Parish, LA Sewer	5.000	02/01/2039	14,246,575

1,200,000	Juban Park, LA Community Devel. District Special Assessment[3]	5.150	10/01/2014	241,332

36        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Louisiana (Continued)

$11,415,000	LA HFA (La Chateau)	7.250%	09/01/2039	$ 12,444,062

5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375	10/01/2028	1,872,714

555,000	LA Public Facilities Authority (Progressive Healthcare)[3]	6.375	10/01/2020	194,272

				28,998,955

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750	07/01/2041	2,281,320

4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625	07/01/2020	4,821,360

12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875	10/01/2026	12,319,579

				19,422,259

Maryland—0.0%
6,861,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[2]	5.250 [4]	01/01/2037	722,873

Massachusetts—1.3%
6,905,000	MA Devel. Finance Agency (Lasell College)	6.000	07/01/2041	7,845,530

2,057,748	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2039	1,990,789

321,825	MA Devel. Finance Agency (Linden Ponds)	5.500	11/15/2046	278,424

6,062,305	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2046	5,845,335

1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965 [4]	11/15/2056	9,268

685,000	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2018	684,404

318,761	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	6.000	02/15/2043	12,751

210,443	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	3.184 [4]	02/15/2043	6,313

365,340	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	0.000	02/15/2043	10,960

1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	1,002,280

10,485,000	MA Educational Financing Authority, Series H	6.350	01/01/2030	11,030,639

9,980,000	MA HFA, Series A5	5.300	06/01/2049	10,148,825

8,015,000	MA HFA, Series C5	5.400	12/01/2049	8,127,123

17,790,000	MA HFA, Series C5	5.350	12/01/2042	18,615,456

220,000	MA Industrial Finance Agency (Cambridge Friends School)	5.800	09/01/2028	220,209

50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	50,157

				65,878,463

Michigan—1.6%
4,140,000	Charyl Stockwell Academy, MI Public School Academy	5.750	10/01/2045	4,053,101

2,740,000	Charyl Stockwell Academy, MI Public School Academy	5.500	10/01/2035	2,713,778

10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	12,766,703

206,150	Detroit, MI GO	5.250	04/01/2022	204,157

906,750	Detroit, MI GO	5.000	04/01/2021	906,841

803,643	Detroit, MI GO	5.000	04/01/2020	803,796

54,250	Detroit, MI GO	5.250	04/01/2017	54,349

37        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$350,300	Detroit, MI GO	5.250%	04/01/2020	$ 350,577

155,000	Detroit, MI GO	5.250	04/01/2020	155,087

250,000	Detroit, MI GO	5.250	11/01/2035	272,200

15,500	Detroit, MI GO	5.250	04/01/2023	15,500

342,550	Detroit, MI GO	5.250	04/01/2021	342,649

2,150,000	Detroit, MI Local Devel. Finance Authority	6.700	05/01/2021	2,151,526

1,355,000	Detroit, MI Local Devel. Finance Authority	6.850	05/01/2021	1,356,233

425,000	Macomb, MI Public Academy	6.750	05/01/2037	426,347

1,123,850	MI Finance Authority (City of Detroit)	5.250	04/01/2022	1,123,771

4,943,250	MI Finance Authority (City of Detroit)	5.000	04/01/2021	4,943,744

845,000	MI Finance Authority (City of Detroit)	5.250	04/01/2020	845,068

295,750	MI Finance Authority (City of Detroit)	5.250	04/01/2017	296,291

1,867,450	MI Finance Authority (City of Detroit)	5.250	04/01/2021	1,867,599

84,500	MI Finance Authority (City of Detroit)	5.250	04/01/2023	84,508

1,909,700	MI Finance Authority (City of Detroit)	5.250	04/01/2020	1,911,209

1,400,000	MI Finance Authority (Old Redford Public School Academy)	5.900	12/01/2030	1,426,712

765,000	MI Public Educational Facilities Authority (American Montessori)	6.500	12/01/2037	778,801

1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000	12/01/2035	1,400,336

1,222,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875	08/31/2028	1,259,994

2,750,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500	01/01/2021	2,736,415

3,048,780,000	MI Tobacco Settlement Finance Authority	8.877 [4]	06/01/2058	15,335,363

344,990,000	MI Tobacco Settlement Finance Authority	7.268 [4]	06/01/2052	4,626,316

1,625,000	Pontiac, MI City School District	4.500	05/01/2020	1,484,909

1,873,000	Wayne County, MI GO	2.428 [8]	12/01/2016	1,859,833

13,830,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000	12/01/2029	13,865,405

				82,419,118

Minnesota—0.5%
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	6,398,346

5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	5,310,203

730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	730,051

790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	810,935

800,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[7]	5.375	08/01/2021	820,192

1,570,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	1,571,429

1,668,843	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630	10/01/2033	1,696,479

2,636,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	2,656,271

38        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	5.750%	09/01/2026	$ 403,444

650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000	09/01/2036	655,701

2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	2,414,395

600,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	601,026

459,650	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[3]	8.000	12/01/2027	169,955

560,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[7]	6.000	02/01/2019	556,035

				24,794,462

Mississippi—0.2%
2,235,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	2,508,854

3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	2,519,539

1,755,000	Ridgeland, MS Tax Increment (Colony Park)	5.375	10/01/2028	1,876,130

1,395,000	Ridgeland, MS Tax Increment (Colony Park)	5.250	10/01/2027	1,486,303

16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500	10/01/2042	2,297,400

				10,688,226

Missouri—1.4%
400,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	401,868

250,000	Belton, MO Tax Increment (Belton Town Center)	5.500	03/01/2020	251,140

4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750	06/01/2026	1,224,853

2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,521,008

13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,017,290

1,050,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,050,746

2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,470,395

20,600,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	20,845,758

570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	455,920

3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	2,132,831

1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	969,449

1,240,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	1,241,054

1,206,000	Kansas City, MO IDA (West Paseo)	6.750	07/01/2036	1,208,738

1,200,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	1,205,388

1,200,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	736,428

750,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	457,245

2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000	05/01/2042	2,891,784

2,310,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	2,369,529

3,825,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2036	1,377,459

3,020,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2026	1,087,562

39        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

Missouri (Continued)

$220,000	MO Grindstone Plaza Transportation Devel. District	5.250%		10/01/2021	$216,295

400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	380,644

115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	103,650

700,000	Northwoods, MO Transportation Devel. District[7]	5.850		02/01/2031	661,927

4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[3]	8.000		04/27/2033	1,602,313

2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	1,609,889

2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,364,428

1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000		08/21/2026	790,110

3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300		04/01/2027	1,525,212

1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3]	5.500		01/20/2028	1,062,919

2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,967,876

1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	723,867

975,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750		04/01/2027	297,336

1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700		04/01/2022	568,806

360,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500		10/01/2029	377,345

					71,169,062

Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[2]	6.250	[1]	09/01/2031	2,076,954

1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.125		05/15/2036	1,674,321

1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	1,141,706

					4,892,981

Nebraska—0.6%
820,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625		12/01/2021	803,256

20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750		11/01/2048	22,671,763

2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,333,040

5,715,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750		10/01/2020	5,734,145

					31,542,204

Nevada—0.1%
770,000	Clark County, NV Improvement District	5.050		02/01/2031	763,363

1,000,000	Clark County, NV Improvement District	5.000		02/01/2026	1,000,190

40        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

Nevada (Continued)

$390,000	Mesquite, NV Special Improvement District (Canyon Creek)[7]	5.500%		08/01/2025	$354,962

110,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.400		08/01/2020	107,065

1,555,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	6.150		08/01/2037	1,579,336

					3,804,916

New Hampshire—0.1%
1,420,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	1,519,968

4,620,000	NH H&EFA (Franklin Pierce College)	6.050		10/01/2034	4,483,895

515,000	NH HE&HFA (Franklin Pierce College)	5.300		10/01/2028	477,667

					6,481,530

New Jersey—6.3%
3,583,000	Newark, NJ GO	5.000		07/15/2029	3,912,600

115,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	114,200

140,000	NJ EDA (Continental Airlines)	4.875		09/15/2019	147,917

3,750,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	4,264,875

10,500,000	NJ EDA (GMT Realty)	6.875		01/01/2037	10,500,000

565,000	NJ EDA (Leap Academy Charter School)	6.000		10/01/2034	584,622

500,000	NJ EDA (Leap Academy Charter School)	6.300		10/01/2049	514,025

750,000	NJ EDA (Leap Academy Charter School)	6.200		10/01/2044	771,172

1,000,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,013,210

8,020,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,032,912

91,555,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	76,973,951

162,455,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	136,424,835

91,125,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2029	86,521,365

210,000	Weehawken Township, NJ GO	6.000		08/01/2022	246,259

210,000	Weehawken Township, NJ GO	6.000		08/01/2021	247,706

					330,269,649

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District	5.750		10/01/2044	631,980

420,000	Mariposa East, NM Public Improvement District	5.900	[1]	09/01/2032	387,181

560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	486,220

500,000	Mariposa East, NM Public Improvement District	12.495	[4]	09/01/2032	59,945

90,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	91,252

875,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	896,403

112,000	NM Regional Hsg. Authority (Wildewood Apartments)	8.750		12/01/2020	112,060

1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,899,821

4,410,000	Saltillo, NM Improvement District	7.625		10/01/2037	4,590,854

					9,155,716

New York—7.7%
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[8]	11/01/2046	16,224,389

15,015,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[8]	11/01/2046	16,270,404

41        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

New York (Continued)

$10,000,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750%[8]		11/01/2046	$10,830,700

1,010,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	990,123

17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[4]	06/01/2055	149,034

1,500,000	Islip, NY IDA (Engel Burman at Sayville)	7.750	[8]	11/01/2045	1,628,730

1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2030	1,163,330

1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	1,775,176

3,432,770	Nassau County, NY IDA (Amsterdam at Harborside)	5.500		07/01/2020	3,440,597

2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	2,094,309

2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	167,403

750,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	754,305

1,895,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	1,639,023

2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	1,817,440

413,400,000	NY Counties Tobacco Trust V	7.848	[4]	06/01/2060	1,690,806

412,100,000	NY Counties Tobacco Trust V	7.151	[4]	06/01/2060	1,607,190

37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,9]	5.125		01/15/2044	41,595,536

10,000,000	NY MTA, Series C-1	5.000		11/15/2034	11,929,500

900,000	NY MTA, Series D	5.250		11/15/2029	1,100,295

560,000	NY MTA, Series D	5.250		11/15/2028	687,842

485,000	NY MTA, Series D	5.250		11/15/2027	598,078

900,000	NY MTA, Series D	5.250		11/15/2030	1,099,296

900,000	NY MTA, Series D	5.250		11/15/2033	1,087,002

900,000	NY MTA, Series D	5.250		11/15/2032	1,091,295

900,000	NY MTA, Series D	5.250		11/15/2031	1,095,606

1,500,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	1,391,475

8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.937	[10]	04/01/2036	8,876,315

14,200,000	NYC IDA (American Airlines)	8.000		08/01/2028	14,827,072

40,000,000	NYC IDA (American Airlines)	7.750		08/01/2031	41,716,400

59,000,000	NYC IDA (American Airlines)	7.625		08/01/2025	61,494,520

6,740,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	5,743,895

5,850,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	4,941,437

8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	8,328,123

12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,426,154

10,000,000	NYS DA (Sales Tax)	5.000		03/15/2035	12,122,400

19,800,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	21,482,406

5,000,000	NYS DA (State Personal Income Tax Authority)	5.250		03/15/2033	6,206,200

14,870,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2036	17,856,937

14,075,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2036	16,750,517

42        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

New York (Continued)

$21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750%		11/15/2051	$25,463,378

200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	205,360

2,200,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	2,200,132

8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	8,178,645

2,000,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2045	1,999,840

2,200,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C7	6.200		03/01/2020	2,200,462

					398,939,077

North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)	5.800		10/01/2034	1,504,095

1,650,000	NC Medical Care Commission (Whitestone)	7.750		03/01/2031	1,903,127

					3,407,222

North Dakota—0.0%
2,410,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,409,639

Ohio—9.2%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	11,035,640

77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[1]	06/01/2037	71,696,595

113,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	100,283,781

18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	16,861,261

2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	[4]	06/01/2052	23,572,731

44,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	42,321,656

30,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	27,238,588

37,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	34,022,949

12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	11,602,548

22,775,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	20,187,532

5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	5,742,658

4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	4,671,204

1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.500		09/01/2050	1,319,459

2,075,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.250		09/01/2040	2,096,705

645,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.375		09/01/2045	653,166

43        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

Ohio (Continued)

$310,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000%		05/15/2035	$321,647

9,310,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)	7.500		01/01/2030	9,327,689

32,200,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	37,477,580

7,500,000	Grove City, OH Tax Increment Financing	5.375		12/01/2031	7,612,950

1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)	6.250		12/01/2034	1,721,324

629,413	Hickory Chase, OH Community Authority Infrastructure Improvement[3]	7.000		12/01/2038	314,707

20,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750		08/15/2038	21,951

105,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750		08/15/2038	118,179

520,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000		11/15/2025	520,026

10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750		11/15/2023	11,915,400

18,700,000	OH Higher Education Facility Commission (Hiram College)	6.000		10/01/2041	18,972,085

2,235,822	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[3]	10.820		08/01/2034	379,307

16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[3]	7.250		08/01/2034	2,768,688

2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	1,767,125

1,605,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,163,416

4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750		12/01/2032	4,467,770

1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	957,266

3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500		12/01/2034	3,593,946

					476,727,529

Oklahoma—0.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750		11/01/2022	1,709,129

1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	1,494,855

4,780,000	Grady County, OK Criminal Justice Authority	7.000		11/01/2041	4,810,927

100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)	6.500		09/01/2026	100,308

					8,115,219

Oregon—0.0%
795,000	OR Facilities Authority (Concordia University)	6.125		09/01/2030	852,216

1,640,000	OR Facilities Authority (Personalized Learning - Redmond Proficiency Academy)	5.750		06/15/2046	1,666,519

44        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

Oregon (Continued)

$5,000	OR GO (Elderly & Disabled Hsg.)	5.300%		08/01/2032	$5,010

315,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000		01/01/2021	325,086

					2,848,831

Pennsylvania—1.1%
705,000	Luzerne County, PA IDA	7.500		12/15/2019	742,203

500,000	Luzerne County, PA IDA	7.750		12/15/2027	523,850

8,238,655	Northampton County, PA IDA (Northampton Generating)[2]	5.000		12/31/2023	7,038,036

368,147	Northampton County, PA IDA (Northampton Generating)[2]	5.000		12/31/2023	315,484

24,937,498	PA EDFA (Bionol Clearfield)[3]	8.500		07/01/2015	1,050,118

11,500,000	PA Geisinger Authority Health System, Series A5	5.250		06/01/2039	12,693,240

4,000,000	PA HEFA (Shippensburg University)	6.250		10/01/2043	4,491,880

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2030	3,238,650

1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	1,634,730

1,155,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2022	1,254,330

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2032	2,118,800

3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2036	3,651,567

5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2042	5,691,682

5,770,000	Westmoreland County, PA Municipal Authority SPEARS	0.160	[8]	08/15/2037	5,770,000

5,775,000	York, PA GO	7.250		11/15/2041	6,555,838

					56,770,408

Rhode Island—0.6%
44,240,000	Central Falls, RI Detention Facility[3]	7.250		07/15/2035	11,010,894

7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000		05/15/2029	8,256,225

9,435,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	9,510,398

28,225,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[4]	06/01/2052	1,278,310

					30,055,827

South Carolina—0.6%
6,648,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,498,819

13,871,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	13,875,439

7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[4]	01/01/2020	4,797,247

8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[4]	01/01/2024	4,332,025

45        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

South Carolina (Continued)

$200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300%[4]		01/01/2026	$91,536

					29,595,066

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment	5.000		12/15/2026	1,425,299

Tennessee—0.4%
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[3]	5.750	[8]	04/01/2042	3,511,817

215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125		12/01/2016	31,949

9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	9,318,690

6,475,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	7,159,148

					20,021,604

Texas—10.2%
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)	7.250		09/01/2045	712,922

230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	222,543

2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.300	[8]	07/01/2032	70,115

11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	341,458

41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.000		03/01/2041	1,235,318

13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.400		05/01/2029	403,650

10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700		03/01/2032	299,000

26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3]	7.700		04/01/2033	780,988

15,620,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000		11/01/2039	16,794,312

1,100,000	Celina, TX Special Assessment	5.875		09/01/2040	1,103,080

1,895,000	Celina, TX Special Assessment	6.250		09/01/2045	1,920,639

4,020,000	Celina, TX Special Assessment	7.500		09/01/2045	4,071,577

400,000	Celina, TX Special Assessment	5.500		09/01/2032	401,140

700,000	Celina, TX Special Assessment	5.375		09/01/2028	702,009

1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250		09/01/2045	1,025,050

750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)	5.750		08/15/2041	842,933

1,250,000	Crane, TX Independent School District	5.000		02/15/2030	1,254,300

21,850,000	Donna, TX GO7	6.250		02/15/2037	21,918,609

1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.500		09/01/2036	1,588,380

2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.750		09/01/2043	2,105,280

1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.125		09/01/2028	1,592,595

3,700,000	Galveston, TX Special Assessment	6.000		09/01/2038	3,720,757

2,400,000	Galveston, TX Special Assessment	5.625		09/01/2028	2,413,656

46        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

Texas (Continued)

$3,500,000	Galveston, TX Special Assessment	6.125%		09/01/2044	$3,519,565

10,000,000	Grand Parkway, TX Transportation Corp.[5]	5.000		04/01/2053	11,142,800

11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000		12/01/2036	112

20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000		04/01/2028	20,042

3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)	7.000		08/15/2028	3,511,122

2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.750		11/01/2036	2,797,218

555,000	Houston, TX Airport System	5.000		07/01/2026	631,279

1,210,000	Houston, TX Airport System	5.000		07/01/2025	1,385,281

2,000,000	Houston, TX Airport System	5.000		07/01/2024	2,305,740

435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500		05/15/2031	555,499

380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500		05/15/2031	454,799

500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2036	543,980

750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2041	811,103

600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.875		09/01/2044	606,162

600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.750		09/01/2038	606,192

500,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.375		09/01/2028	505,225

5,995,000	Maverick County, TX GO COP	8.750		03/01/2034	4,810,148

1,770,000	Maverick County, TX GO COP	8.750		03/01/2034	1,420,177

400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.500		09/15/2040	403,368

450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.375		09/15/2035	453,812

490,000	Midlothian, TX Devel. Authority Tax Increment	5.125		11/15/2026	493,822

1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,324,011

1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	2,220,738

785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875		04/01/2036	892,631

1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2042	1,666,838

1,475,000	Newark, TX Higher Education Finance Corp. (A+ Charter Schools)	5.750		08/15/2045	1,507,553

1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150	[8]	01/01/2043	1,698,288

38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750		08/15/2039	43,299,860

16,000,000	North TX Tollway Authority[5]	5.750		01/01/2048	17,395,040

5,920,000	North TX Tollway Authority[5]	5.750		01/01/2048	6,436,165

47        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

Texas (Continued)

$3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000%		11/15/2049	$3,591,210

2,050,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150		01/01/2043	2,175,932

1,556,339	Sabine Neches, TX HFC (Single Family Mtg.)	0.000	[8]	12/01/2039	1,641,175

1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[2]	6.450	[8]	06/01/2021	53,820

4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[3]	6.150		08/01/2022	122,590

10,000,000	San Jacinto, TX Community College District[5]	5.125		02/15/2038	10,300,201

26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)	7.500		07/01/2038	26,693,678

4,655,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850		12/01/2028	4,204,070

7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750		11/15/2024	8,999,317

32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250		11/15/2029	37,421,540

3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750		11/15/2037	3,891,915

13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000		12/01/2033	15,073,830

27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125		01/01/2046	30,920,759

2,495,000	Trinity, TX River Authority (TXU Energy Company)[3]	6.250		05/01/2028	74,601

19,900,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750		10/01/2037	22,018,156

34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3]	6.500		11/01/2029	6,876,404

10,000,000	TX GO	5.000		10/01/2026	12,739,600

117,755,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250		12/15/2026	145,748,807

1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	1,642,768

200,000	TX Student Hsg. Corp. (University of North Texas)	6.850		07/01/2031	198,018

635,000	TX Student Hsg. Corp. (University of North Texas)	6.750		07/01/2021	632,790

2,087,000	Vintage Township, TX Public Facilities Corp.	7.375		10/01/2038	2,183,837

6,375,000	Waxahachie, TX Special Assessment	6.000		08/15/2045	6,410,445

4,615,000	Wise County, TX (Parket County Junior College District)	7.750		08/15/2028	5,543,630

2,920,000	Wise County, TX (Parket County Junior College District)	7.500		08/15/2025	3,479,618

					531,577,592

Utah—0.5%
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250		08/01/2034	5,009,270

1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750		08/01/2024	1,988,142

815,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	859,768

48        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

Utah (Continued)

$1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000%		07/15/2032	$1,828,873

3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250		07/15/2042	4,051,619

6,550,000	UT Charter School Finance Authority (Hawthorn Academy)	8.250		07/15/2046	7,841,725

750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300		07/15/2032	824,768

1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550		07/15/2042	1,813,200

825,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	830,890

					25,048,255

Vermont—0.0%
1,013,342	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779		04/01/2019	999,885

Virginia—0.9%
1,833,000	Celebrate, VA North CDA Special Assessment[2]	6.750		03/01/2034	1,183,953

5,100,000	Celebrate, VA South CDA Special Assessment[3]	6.250		03/01/2037	2,804,847

3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800		03/01/2036	801,564

9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450		03/01/2036	2,300,276

14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125		03/01/2036	3,575,429

2,051,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2054	102,529

636,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	628,591

1,297,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,132,826

2,900,000	New Port, VA CDA[3]	5.600		09/01/2036	1,449,826

2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,959,226

18,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[7]	6.450		09/01/2037	19,472,520

253,700,000	VA Tobacco Settlement Authority	7.441	[4]	06/01/2047	5,142,499

6,000,000	VA Tobacco Settlement Financing Corp.	5.200	[1]	06/01/2046	4,958,160

2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3]	6.375		03/01/2019	24

					45,512,270

Washington—2.4%
750,000	Greater Wenatchee, WA Regional Events Center	5.000		09/01/2027	804,938

200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	200,066

10,000	King County, WA Hsg. Authority (Kona Village)	6.700		01/01/2020	10,017

85,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.100		10/01/2021	85,847

725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200		10/01/2031	725,718

49        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

Washington (Continued)

$50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100%		10/01/2031	$50,043

1,855,000	Seattle, WA Hsg. Authority (Newholly Phase II)	7.000		01/01/2032	1,872,919

3,884,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	3,884,513

12,000,000	Tes Properties, WA5	5.625		12/01/2038	13,549,440

1,500,000	Tes Properties, WA5	5.500		12/01/2029	1,706,715

14,445,000	WA GO	5.000		08/01/2035	17,375,024

12,440,000	WA GO	5.000		08/01/2032	15,150,800

12,025,000	WA GO	5.000		08/01/2034	14,520,548

18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[5]	6.375		10/01/2036	20,450,576

17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000		11/01/2028	19,296,722

1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2045	1,048,380

1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2050	1,770,006

10,860,000	WA Kalispel Tribe Indians Priority District	6.750		01/01/2038	11,240,100

					123,742,372

West Virginia—0.5%
4,500,000	Brooke County, WV (Bethany College)	6.750		10/01/2037	4,985,055

3,000,000	Brooke County, WV (Bethany College)	6.500		10/01/2031	3,303,600

27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000		06/01/2035	13,572,229

3,045,000	WV Hospital Finance Authority (UTD Health System)	5.500		06/01/2039	3,358,391

					25,219,275

Wisconsin—0.9%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,195,090

750,000	WI H&EFA (Beloit College)	6.125		06/01/2035	840,300

2,015,000	WI H&EFA (Beloit College)	6.125		06/01/2039	2,246,705

6,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	6,580,165

6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.350		12/01/2052	6,990,509

5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.000		12/01/2045	5,288,608

3,250,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.150		12/01/2050	3,306,517

2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[4]	10/01/2042	20

6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,705,833

1,855,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[4]	10/01/2042	580,300

660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.000		07/01/2031	718,087

50        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupo	n	Maturity	Value

Wisconsin (Continued)

$845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000%		07/15/2042	$921,785

1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	1,446,396

1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)	6.000		02/01/2045	1,891,855

5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)	6.000		09/01/2045	6,031,921

					46,744,091

U.S. Possessions—12.7%
27,635,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	26,050,962

11,450,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	7,664,859

53,230,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	36,429,547

10,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2025	10,073

7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,289,193

2,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,895,437

3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,316,893

250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	169,370

11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	8,046,966

152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.355	[4]	05/15/2055	4,472,883

5,000	Puerto Rico Commonwealth GO	5.250		07/01/2024	5,148

13,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	8,307,520

3,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2038	1,902,390

9,265,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	5,897,914

11,540,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	7,318,437

42,840,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	27,166,558

2,625,000	Puerto Rico Commonwealth GO	6.000		07/01/2035	1,671,022

1,345,000	Puerto Rico Commonwealth GO	5.750		07/01/2037	1,353,689

19,550,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	12,493,232

14,695,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	9,276,219

2,550,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	1,604,256

36,400,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	26,125,008

1,500,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	943,095

340,000	Puerto Rico Commonwealth GO	5.500		07/01/2027	214,635

3,255,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	2,054,719

4,545,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	2,848,670

63,660,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	40,214,022

1,920,000	Puerto Rico Commonwealth GO	5.250		07/01/2026	1,209,600

5,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	3,145,600

2,250,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	1,432,305

1,480,000	Puerto Rico Commonwealth GO	6.000		07/01/2038	942,183

285,000	Puerto Rico Commonwealth GO11	0.820		07/01/2020	272,605

2,145,000	Puerto Rico Commonwealth GO11	0.800		07/01/2019	2,085,455

40,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	25,806

2,165,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	1,364,816

9,080,000	Puerto Rico Electric Power Authority, Series A12	7.000		07/01/2043	5,369,004

7,070,000	Puerto Rico Electric Power Authority, Series A12	5.000		07/01/2042	4,165,785

160,000	Puerto Rico Electric Power Authority, Series A	7.250		07/01/2030	94,629

480,000	Puerto Rico Electric Power Authority, Series A12	7.000		07/01/2040	283,843

51        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupo	n	Maturity	Value

U.S. Possessions (Continued)

$10,330,000	Puerto Rico Electric Power Authority, Series A12	7.000%		07/01/2033	$6,108,955

20,375,000	Puerto Rico Electric Power Authority, Series A12	6.750		07/01/2036	12,050,182

11,535,000	Puerto Rico Electric Power Authority, Series A12	5.050		07/01/2042	6,797,691

3,100,000	Puerto Rico Electric Power Authority, Series A12	5.000		07/01/2029	1,827,605

500,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2025	294,890

4,570,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2026	2,694,655

10,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2023	5,901

40,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2021	23,635

40,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2022	23,618

95,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2030	55,993

445,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2029	262,310

150,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250		07/01/2028	88,434

35,000	Puerto Rico Electric Power Authority, Series CCC	5.000		07/01/2024	20,650

310,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000		07/01/2022	183,055

2,570,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.250		07/01/2027	1,515,195

385,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.250		07/01/2028	226,981

20,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000		07/01/2025	11,797

540,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000		07/01/2028	318,330

285,000	Puerto Rico Electric Power Authority, Series CCC	5.000		07/01/2027	168,059

185,000	Puerto Rico Electric Power Authority, Series DDD[12]	5.000		07/01/2022	109,243

15,000	Puerto Rico Electric Power Authority, Series NN	5.500		07/01/2020	8,873

170,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2017	102,168

895,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2026	527,844

6,100,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2037	3,594,974

20,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2018	11,896

375,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2025	221,194

15,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2024	8,850

1,990,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2027	1,173,463

7,355,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2032	4,335,478

55,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2021	32,501

5,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2020	2,958

280,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2023	165,273

210,000	Puerto Rico Electric Power Authority, Series TT12	5.000		07/01/2022	124,005

390,000	Puerto Rico Electric Power Authority, Series UU12	0.866	[8]	07/01/2017	226,219

85,000	Puerto Rico Electric Power Authority, Series WW12	5.375		07/01/2022	50,188

390,000	Puerto Rico Electric Power Authority, Series WW12	5.375		07/01/2024	230,081

52        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$185,000	Puerto Rico Electric Power Authority, Series WW12	5.250%	07/01/2025	$109,109
60,000	Puerto Rico Electric Power Authority, Series WW12	5.500	07/01/2021	35,452
605,000	Puerto Rico Electric Power Authority, Series WW12	5.500	07/01/2038	356,478
685,000	Puerto Rico Electric Power Authority, Series WW12	5.000	07/01/2028	403,808
415,000	Puerto Rico Electric Power Authority, Series WW12	5.250	07/01/2033	244,568
645,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2027	380,273
10,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2026	5,896
38,430,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2040	22,644,109
2,660,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2035	1,567,405
18,575,000	Puerto Rico Electric Power Authority, Series XX12	5.750	07/01/2036	10,942,533
515,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2018	306,301
850,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2022	501,925
95,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2021	56,137
380,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2024	224,185
50,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2022	29,523
190,000	Puerto Rico Electric Power Authority, Series ZZ	4.625	07/01/2025	112,083
215,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2024	126,852
10,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2026	5,898
25,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2021	14,772
275,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2025	162,190
820,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2017	492,812
310,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2026	182,788
140,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2018	83,275
45,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2027	45,006
350,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	152,348
6,415,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	4,226,330
25,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	26,440
2,175,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	487,374
215,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2023	168,700
45,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	40,060
6,940,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	3,054,086
9,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2022	7,954,200
605,000	Puerto Rico Highway & Transportation Authority, Series H	5.450	07/01/2035	133,681
4,715,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	1,038,102
260,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2039	109,463
5,000,000	Puerto Rico Infrastructure[2]	5.000	07/01/2031	625,000
3,000,000	Puerto Rico Infrastructure[2]	5.000	07/01/2037	375,000
3,000,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,534,560
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	483,245
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.000	07/01/2033	4,250,880
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	242,511

53        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000%	10/01/2021	$78,902
25,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2019	25,953
76,125,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	41,497,260
8,825,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	5,018,336
7,000,000	Puerto Rico Public Buildings Authority	5.875	07/01/2039	3,863,720
200,000	Puerto Rico Public Buildings Authority	5.500	07/01/2037	109,254
4,880,000	Puerto Rico Public Buildings Authority	5.000	07/01/2036	2,653,939
100,000	Puerto Rico Public Buildings Authority	5.250	07/01/2023	57,701
260,000	Puerto Rico Public Buildings Authority	5.500	07/01/2023	150,353
1,640,000	Puerto Rico Public Buildings Authority	5.250	07/01/2033	906,084
12,000,000	Puerto Rico Public Buildings Authority	6.125	07/01/2023	7,221,480
3,870,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	2,143,012
150,000	Puerto Rico Public Buildings Authority	5.000	07/01/2037	81,579
5,100,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	3,045,669
13,840,000	Puerto Rico Public Buildings Authority	5.625	07/01/2039	7,567,712
12,845,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	7,515,096
4,980,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	2,985,809
410,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	255,668
1,515,000	Puerto Rico Public Buildings Authority, Series D	5.250	07/01/2036	825,705
39,020,000	Puerto Rico Public Finance Corp., Series B2	5.500	08/01/2031	5,755,450
9,500,000	Puerto Rico Sales Tax Financing Corp.	0.000 [1]	08/01/2026	3,695,500
17,895,000	Puerto Rico Sales Tax Financing Corp.	5.250	08/01/2057	11,377,462
41,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	15,857,904
47,640,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	18,196,098
15,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	5,938,525
13,445,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	5,151,721
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A	8.694 [4]	08/01/2035	4,026,198
2,040,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	786,644
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	884,408
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000 [1]	08/01/2033	10,086,538
2,945,000	Puerto Rico Sales Tax Financing Corp., Series A	4.000	08/01/2016	2,595,487
43,845,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	16,909,263
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	643,198
11,455,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2027	4,416,933
700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	280,609
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	1,175,610
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890 [4]	08/01/2034	850,910
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	20,942,935
30,860,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	11,749,019
62,510,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	23,799,432
135,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2046	85,498
300,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2035	113,463
65,245,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	25,324,194
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [1]	08/01/2032	4,050,146
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	381,940
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.500	08/01/2040	3,832,000
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	1,940,700
5,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	1,970,862

54        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$5,000,000	University of Puerto Rico, Series P	5.000%		06/01/2030	$1,913,850

					660,408,579

Total Municipal Bonds and Notes (Cost $6,828,395,715)					5,663,232,654

Shares

Common Stocks—0.0%

7,679	Delta Air Lines, Inc.[13]				340,103

4,927	General Motors Co.[13]				146,036

15,021	Motors Liquidation Co. GUC Trust[13,14]				242,589

Total Common Stocks (Cost $54,137)					728,728

Units		Strike Price		Expiration

Rights, Warrants and Certificates—0.0%

4,479	General Motors Co. Wts.[13,14]	$ 12.000		07/10/2019	53,748

4,479	General Motors Co. Wts.[13,14]	19.650		07/10/2016	88,013

Total Rights, Warrants and Certificates (Cost $—)					141,761

Principal Amount

Corporate Loans—0.3%

$ 6,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000%	[8]	11/16/2016	5,400,000

2,750,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[8]	11/16/2016	2,475,000

7,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[8]	11/16/2016	6,300,000

3,500,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[8]	11/16/2016	3,150,000

Total Corporate Loans (Cost $19,250,000)					17,325,000

Total Investments, at Value (Cost $6,847,699,852)—109.3%					5,681,428,143

Net Other Assets (Liabilities)—(9.3)					(484,213,632)

Net Assets—100.0%					$5,197,214,511

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Interest or dividend is paid-in-kind, when applicable.

55        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. Restricted security. The aggregate value of restricted securities at period end was $41,595,536, which represents 0.80% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,405,376	$41,595,536	$4,190,160

10. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CCC	Continuing Care Center
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children;s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
ECHNS	Eastern Connecticut Health Network System
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FBA	FFAH Beaumont Avenue
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court

56        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Abbreviations (Continued)

FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
GUC	General Unsecured Creditors
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MMH	McKenna Memorial Hospital
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PClinic	Piedmont Clinic
PHC	Piedmont Healthcare
PHHosp	Piedmont Henty Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHosp	Piedmont Hospital
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RGH	Rockville General Hospital
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RUMC	Rush University Medical Center

57        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TcntyHC	Tolland County Health Care
TFABs	Tobacco Flexible Amortization Bonds
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America
WICF	W.I. Cook Foundation

See accompanying Notes to Financial Statements.

58        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSESTS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value (cost $6,847,699,852)—see accompanying statement of investments	$5,681,428,143

Cash	80,499,647

Receivables and other assets:
Interest	77,792,611
Investments sold (including $6,160,131 sold on a when-issued or delayed delivery basis)	7,113,601
Shares of beneficial interest sold	5,127,763
Other	935,320

Total assets	5,852,897,085

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	616,000,000
Investments purchased (including $18,030,965 purchased on a when-issued or delayed delivery basis)	22,243,207
Shares of beneficial interest redeemed	10,831,605
Dividends	5,051,055
Trustees’ compensation	646,619
Distribution and service plan fees	552,543
Shareholder communications	18,260
Other	339,285

Total liabilities	655,682,574

Net Assets	$5,197,214,511

Composition of Net Assets
Paid-in capital	$8,803,123,304

Accumulated net investment income	104,120,028

Accumulated net realized loss on investments	(2,543,757,112)

Net unrealized depreciation on investments	(1,166,271,709)

Net Assets	$5,197,214,511

59        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,035,418,341 and 432,626,899 shares of beneficial interest outstanding)	$7.02
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.37

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,438,368 and 5,311,014 shares of beneficial interest outstanding)	$7.05

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,285,886,462 and 183,957,779 shares of beneficial interest outstanding)	$6.99

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $838,471,340 and 119,634,397 shares of beneficial interest outstanding)	$7.01

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

60        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$199,085,675

Dividends	5,621

Total investment income	199,091,296

Expenses
Management fees	9,511,887

Distribution and service plan fees:
Class A	2,212,969
Class B	186,700
Class C	5,654,503

Transfer and shareholder servicing agent fees:
Class A	1,491,600
Class B	20,756
Class C	628,479
Class Y	381,492

Shareholder communications:
Class A	14,357
Class B	699
Class C	11,130
Class Y	3,061

Interest expense and fees on short-term floating rate notes issued (See Note 4)	4,589,546

Borrowing fees	2,166,677

Legal, auditing and other professional fees	1,743,444

Trustees’ compensation	40,909

Custodian fees and expenses	14,922

Interest expense on borrowings	415

Other	530,741

Total expenses	29,204,287

Net Investment Income	169,887,009

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(50,700,905)

Net change in unrealized appreciation/depreciation on investments	161,202,099

Net Increase in Net Assets Resulting from Operations	$280,388,203

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

61        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$169,887,009	$376,251,888

Net realized loss	(50,700,905)	(99,572,148)

Net change in unrealized appreciation/depreciation	161,202,099	(47,125,328)

Net increase in net assets resulting from operations	280,388,203	229,554,412

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(100,897,140)	(217,531,286)
Class B	(1,241,599)	(3,868,044)
Class C	(37,966,148)	(79,889,356)
Class Y	(26,334,047)	(47,795,196)

	(166,438,934)	(349,083,882)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,316,691)	(221,818,275)
Class B	(13,338,604)	(26,821,866)
Class C	22,494,633	(47,369,977)
Class Y	129,320,793	149,496,945

	137,160,131	(146,513,173)

Net Assets
Total increase (decrease)	251,109,400	(266,042,643)

Beginning of period	4,946,105,111	5,212,147,754

End of period (including accumulated net investment income of $104,120,028 and $100,671,953, respectively)	$5,197,214,511	$4,946,105,111

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

62        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 29, 20161 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$280,388,203

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(509,956,574)
Proceeds from disposition of investment securities	510,648,191
Short-term investment securities, net	42,876,549
Premium amortization	8,239,953
Discount accretion	(42,657,532)
Net realized loss on investments	50,700,905
Net change in unrealized appreciation/depreciation on investments	(161,202,099)
Change in assets:
Decrease in other assets	722,466
Decrease in interest receivable	2,190,720
Decrease in receivable for securities sold	37,681,506
Change in liabilities:
Decrease in other liabilities	(56,662)
Increase in payable for securities purchased	19,543,799

Net cash provided by operating activities	239,119,425

Cash Flows from Financing Activities
Proceeds from borrowings	16,300,000
Payments on borrowings	(32,200,000)
Payments on short-term floating rate notes issued	(106,510,000)
Proceeds from shares sold	653,508,441
Payments on shares redeemed	(657,432,194)
Cash distributions paid	(33,122,872)

Net cash used in financing activities	(159,456,625)

Net increase in cash	79,662,800

Cash, beginning balance	836,847

Cash, ending balance	$80,499,647

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $133,193,433.

Cash paid for interest on borrowings—$3,304.

Cash paid for interest on short-term floating rate notes issued—$4,589,546.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

63        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.86	$7.01	$6.87	$7.50	$6.92	$7.17

Income (loss) from investment operations:
Net investment income[2]	0.24	0.51	0.50	0.51	0.50	0.55
Net realized and unrealized gain (loss)	0.15	(0.18)	0.13	(0.65)	0.60	(0.25)

Total from investment operations	0.39	0.33	0.63	(0.14)	1.10	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.48)	(0.49)	(0.49)	(0.52)	(0.55)

Net asset value, end of period	$7.02	$6.86	$7.01	$6.87	$7.50	$6.92

Total Return, at Net Asset Value[3]	5.82%	4.59%	9.63%	(2.19)%	16.63%	4.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,035,418	$2,968,690	$3,260,438	$3,688,901	$4,463,156	$3,969,090

Average net assets (in thousands)	$3,000,147	$3,258,788	$3,477,994	$4,450,000	$4,001,353	$4,149,509

Ratios to average net assets:[4]
Net investment income	6.93%	7.19%	7.24%	6.69%	7.00%	8.07%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.74%	0.71%	0.73%	0.64%	0.64%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.18%	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	0.98%	0.99%	1.05%	1.08%	1.07%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.99%	1.05%	1.08%	1.07%	1.10%

Portfolio turnover rate	9%	16%	16%	18%	11%	18%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

64        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.89	$7.04	$6.89	$7.53	$6.94	$7.19

Income (loss) from investment operations:
Net investment income[2]	0.22	0.46	0.45	0.45	0.44	0.50
Net realized and unrealized gain (loss)	0.15	(0.19)	0.14	(0.66)	0.61	(0.26)

Total from investment operations	0.37	0.27	0.59	(0.21)	1.05	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.42)	(0.44)	(0.43)	(0.46)	(0.49)

Net asset value, end of period	$7.05	$6.89	$7.04	$6.89	$7.53	$6.94

Total Return, at Net Asset Value[3]	5.40%	3.79%	8.89%	(3.12)%	15.76%	3.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,439	$49,792	$77,369	$107,602	$161,197	$162,309

Average net assets (in thousands)	$41,738	$65,703	$90,234	$142,525	$156,216	$186,637

Ratios to average net assets:[4]
Net investment income	6.19%	6.43%	6.49%	5.86%	6.17%	7.21%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.45%	1.50%	1.49%	1.56%	1.48%	1.49%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.18%	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	1.72%	1.75%	1.83%	1.91%	1.91%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.75%	1.83%	1.91%	1.91%	1.95%

Portfolio turnover rate	9%	16%	16%	18%	11%	18%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

65        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.83	$6.99	$6.85	$7.48	$6.90	$7.15

Income (loss) from investment operations:
Net investment income[2]	0.22	0.46	0.44	0.45	0.44	0.50
Net realized and unrealized gain (loss)	0.15	(0.20)	0.14	(0.65)	0.61	(0.25)

Total from investment operations	0.37	0.26	0.58	(0.20)	1.05	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.42)	(0.44)	(0.43)	(0.47)	(0.50)

Net asset value, end of period	$6.99	$6.83	$6.99	$6.85	$7.48	$6.90

Total Return, at Net Asset Value[3]	5.45%	3.68%	8.84%	(2.94)%	15.80%	3.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,285,887	$1,234,906	$1,311,700	$1,463,567	$1,691,778	$1,479,323

Average net assets (in thousands)	$1,264,103	$1,344,166	$1,337,849	$1,735,006	$1,533,562	$1,545,519

Ratios to average net assets:[4]
Net investment income	6.19%	6.43%	6.49%	5.92%	6.23%	7.30%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.45%	1.50%	1.47%	1.50%	1.41%	1.41%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.18%	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	1.72%	1.75%	1.81%	1.85%	1.84%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.75%	1.81%	1.85%	1.84%	1.87%

Portfolio turnover rate	9%	16%	16%	18%	11%	18%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

66        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$6.85	$7.00	$6.86	$7.50	$6.91	$6.90

Income (loss) from investment operations:
Net investment income[3]	0.25	0.52	0.50	0.52	0.50	0.36
Net realized and unrealized gain (loss)	0.15	(0.18)	0.14	(0.66)	0.62	0.02

Total from investment operations	0.40	0.34	0.64	(0.14)	1.12	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.49)	(0.50)	(0.50)	(0.53)	(0.37)

Net asset value, end of period	$7.01	$6.85	$7.00	$6.86	$7.50	$6.91

Total Return, at Net Asset Value[4]	5.90%	4.61%	9.96%	(2.19)%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$838,471	$692,717	$562,641	$472,068	$517,080	$172,676

Average net assets (in thousands)	$767,478	$700,339	$501,364	$572,611	$344,746	$62,327

Ratios to average net assets:[5]
Net investment income	7.07%	7.33%	7.36%	6.83%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.59%	0.56%	0.59%	0.49%	0.48%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[6]	0.18%	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	0.83%	0.84%	0.90%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.84%	0.90%	0.94%	0.92%	0.95%

Portfolio turnover rate	9%	16%	16%	18%	11%	18%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

67        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

68        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended

69        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

July 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	907,120,582

Total	$2,506,798,482

At period end, it is estimated that the capital loss carryforwards would be $1,599,677,900 expiring by 2019 and $957,821,487, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,207,390,577[1]

Gross unrealized appreciation	$541,698,455
Gross unrealized depreciation	(1,734,268,251)

Net unrealized depreciation	$(1,192,569,796)

1. The Federal tax cost of securities does not include cost of $666,607,362, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

70        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

71        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

72        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$224,187,371	$—	$224,187,371
Alaska	—	14,669,079	—	14,669,079
Arizona	—	81,614,941	1,074,849	82,689,790
Arkansas	—	—	3,358,436	3,358,436
California	—	753,215,665	20	753,215,685
Colorado	—	131,374,819	5,228,051	136,602,870
Connecticut	—	20,132,768	—	20,132,768
Delaware	—	7,195,641	—	7,195,641
District of Columbia	—	102,856,840	—	102,856,840

73        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Florida	$—	$511,721,854	$9,200,451	$520,922,305
Georgia	—	82,526,662	—	82,526,662
Hawaii	—	2,978,876	—	2,978,876
Idaho	—	1,553,340	—	1,553,340
Illinois	—	375,721,628	12,573,313	388,294,941
Indiana	—	56,369,506	—	56,369,506
Iowa	—	49,008,948	—	49,008,948
Kansas	—	2,136,472	—	2,136,472
Kentucky	—	34,724,670	—	34,724,670
Louisiana	—	28,998,955	—	28,998,955
Maine	—	19,422,259	—	19,422,259
Maryland	—	722,873	—	722,873
Massachusetts	—	65,861,190	17,273	65,878,463
Michigan	—	82,419,118	—	82,419,118
Minnesota	—	24,794,462	—	24,794,462
Mississippi	—	10,688,226	—	10,688,226
Missouri	—	71,169,062	—	71,169,062
Montana	—	2,816,028	2,076,953	4,892,981
Nebraska	—	31,542,204	—	31,542,204
Nevada	—	3,804,916	—	3,804,916
New Hampshire	—	6,481,530	—	6,481,530
New Jersey	—	330,269,649	—	330,269,649
New Mexico	—	9,155,716	—	9,155,716
New York	—	398,939,077	—	398,939,077
North Carolina	—	3,407,222	—	3,407,222
North Dakota	—	2,409,639	—	2,409,639
Ohio	—	476,412,822	314,707	476,727,529
Oklahoma	—	8,115,219	—	8,115,219
Oregon	—	2,848,831	—	2,848,831
Pennsylvania	—	55,720,290	1,050,118	56,770,408
Rhode Island	—	30,055,827	—	30,055,827
South Carolina	—	15,719,627	13,875,439	29,595,066
South Dakota	—	1,425,299	—	1,425,299
Tennessee	—	16,509,787	3,511,817	20,021,604
Texas	—	520,497,006	11,080,586	531,577,592
Utah	—	25,048,255	—	25,048,255
Vermont	—	999,885	—	999,885
Virginia	—	38,834,977	6,677,293	45,512,270
Washington	—	123,742,372	—	123,742,372
West Virginia	—	25,219,275	—	25,219,275
Wisconsin	—	46,744,071	20	46,744,091
U.S. Possessions	—	660,408,579	—	660,408,579
Corporate Loans	—	—	17,325,000	17,325,000
Common Stocks	728,728	—	—	728,728
Rights, Warrants and Certificates	141,761	—	—	141,761

Total Assets	$870,489	$5,593,193,328	$87,364,326	$5,681,428,143

74        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,812,309	$(3,534,701)	$3,561,142	$8,099
Arkansas	3,372,887	—	(14,451)	—
California	20	—	—	—
Colorado	5,648,307	(146,665)	(91,701)	326,445
Florida	9,202,022	—	(29,100)	27,529
Illinois	14,883,717	—	(75,404)	—
Louisiana	2,591,258	(5,205,190)	4,734,742	—
Massachusetts	28,657	—	(11,130)	(254)
Montana	4,429,943	—	(2,355,468)	2,478
Ohio	1,342,084	(861,158)	198,899	—
Pennsylvania	1,080,292	—	(30,174)	—
South Carolina	14,189,581	40,691	(39,582)	4,749
Tennessee	3,467,100	—	44,717	—
Texas	17,617,742	—	(6,302,156)	—
Virginia	6,678,895	—	(25,376)	23,774
Wisconsin	20	—	—	—
Corporate Loans	16,500,000	—	(1,925,000)	—

Total Assets	$102,844,834	$(9,707,023)	$(2,360,042)	$392,820

Assets Table (Continued)	Purchases	Value as of Sales January 29, 2016

Investments, at Value:
Municipal Bonds and Notes (Continued)
Arizona	$—	$(772,000)	1,074,849
Arkansas	—	—	3,358,436
California	—	—	20
Colorado	—	(508,335)	5,228,051
Florida	—	—	9,200,451
Illinois	—	(2,235,000)	12,573,313
Louisiana	—	(2,120,810)	—
Massachusetts	—	—	17,273
Montana	—	—	2,076,953
Ohio	301,716	(666,834)	314,707
Pennsylvania	—	—	1,050,118
South Carolina	—	(320,000)	13,875,439
Tennessee	—	—	3,511,817
Texas	—	(235,000)	11,080,586

75        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Value as of January 29, 2016

Municipal Bonds and Notes (Continued)
Virginia	$—	$—	$6,677,293
Wisconsin	—	—	20
Corporate Loans	2,750,000	—	17,325,000

Total Assets	$3,051,716	$(6,857,979)	$87,364,326

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$3,561,142
Arkansas	(14,451)
Colorado	(327,462)
Florida	(29,100)
Illinois	(75,404)
Massachusetts	(11,130)
Montana	(2,355,468)
Ohio	(188,824)
Pennsylvania	(30,174)
South Carolina	(39,582)
Tennessee	44,717
Texas	(6,302,156)
Virginia	(25,376)
Corporate Loans	(1,925,000)

Total Assets	$(7,718,268)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of January 29, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,074,849	Pricing service	N/A	N/A	N/A (b)
Arkansas	3,358,436	Pricing service	N/A	N/A	N/A (b)
California	20	Pricing service	N/A	N/A	N/A (b)
Colorado	5,228,051	Pricing service	N/A	N/A	N/A (b)
Florida	9,200,451	Pricing service	N/A	N/A	N/A (b)
Illinois	12,573,313	Pricing service	N/A	N/A	N/A (b)
Massachusetts	17,273	Pricing service	N/A	N/A	N/A (b)

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3. Securities Valuation (Continued)

	Value as of January 29, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Municipal Bonds and Notes (Continued)
Montana	$2,076,953	Pricing service	N/A	N/A	N/A (b)
			Expected		50% of
		Expected	recovery		escrow
Ohio	314,707	distribution	proceeds	N/A	balance (c)
Pennsylvania	1,050,118	Pricing service	N/A	N/A	N/A (b)
South Carolina	13,875,439	Pricing service	N/A	N/A	N/A (b)
Tennessee	3,511,817	Pricing service	N/A	N/A	N/A (b)
Texas	11,080,586	Pricing service	N/A	N/A	N/A (b)
Virginia	6,677,293	Pricing service	N/A	N/A	N/A (b)
Wisconsin	20	Pricing service	N/A	N/A	N/A (b)
		Discount to
		expected
		recovery
Corporate Loans	17,325,000	proceeds	Discount rate	N/A	10% (a)

Total	$87,364,326

(a) The Fund fair values certain corporate loans at the expected recovery value less a liquidity discount. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

(b) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(c) The Fund fair values certain municipals bonds at the anticipated future distribution amount. The expected distribution amount is equal to 50% of the escrow balance. A significant increase (decrease) to the expected distribution amount will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of

77        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating

78        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the

79        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $377,850,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $1,047,510,700 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $616,000,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	18.364%	6/1/38	$3,575,640
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.772	6/1/47	72,444,126
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.383	7/1/39	5,987,850
5,550,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2027 Trust[3]	8.045	11/15/42	5,899,261
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	18.094	7/1/39	6,155,510
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	8.052	5/15/40	6,296,400
2,615,000	Cerritos, CA Community College District DRIVERS	16.140	8/1/33	4,204,502
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF-0239 Trust	8.093	1/1/44	9,066,043
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	16.875	5/1/29	5,191,703
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	19.453	11/1/48	7,346,762

80        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlt hCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	15.370%	6/15/29	$10,213,258
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlt hCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	16.120	6/15/37	4,801,866
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlt hCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	16.290	6/15/29	971,210
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	16.265	6/1/39	4,068,240
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	8.049	4/1/53	6,142,800
11,750,000	Highlands County, FL Health Facilities Authority Tender Option Bond Series 2015-XF2145 Trust[3]	8.414	11/15/36	12,650,755
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	17.143	4/1/44	7,017,400
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	16.680	4/1/44	5,981,023
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	16.700	4/1/44	3,785,760
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	16.715	4/1/44	3,441,600
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	16.719	4/1/44	3,028,608
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	16.700	4/1/44	1,720,800
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	17.134	11/1/39	4,953,750
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	16.700	11/1/39	1,941,100
3,500,000	KY EDFA (Baptist Healthcare System) Tender Option Bond Series 2015-XF2011 Trust[3]	15.860	8/15/24	4,858,700
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	16.610	5/15/30	10,792,526
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	15.397	7/1/34	1,801,600
3,750,000	MA HFA Tender Option Bond Series 2015-XF2130 Trust[3]	11.259	6/1/49	3,918,825
3,010,000	MA HFA Tender Option Bond Series 2015-XF2130-2 Trust[3]	11.496	12/1/49	3,122,123

81        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$8,895,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	8.692%	12/1/42	$9,720,456
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	16.086	2/1/27	3,793,400
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	15.217	2/1/27	3,719,400
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	16.520	2/1/34	19,152,000
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	18.003	11/15/23	4,415,400
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	18.256	8/15/39	14,799,860
4,000,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2036 Trust[3]	18.094	1/1/48	5,395,040
1,480,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2037 Trust[3]	18.094	1/1/48	1,996,165
18,695,000	NY Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	8.299	1/15/44	22,910,536
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	18.279	6/15/40	4,711,154
2,380,000	RI Hsg. & Mtg. Finance Corp. Tender Option Bond Series 2015-XF2120 Trust[3]	16.113	10/1/47	2,455,398
2,500,000	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	15.922	2/15/38	2,800,203
1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057 Trust[3]	17.363	11/15/29	3,049,317
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057-2 Trust[3]	19.111	11/15/29	12,971,540
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	7.998	12/1/33	8,323,830
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	17.134	12/1/29	581,715
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	17.568	12/1/38	4,549,440
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.606	12/15/26	67,298,807
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	7.708	11/1/28	10,591,722
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	19.241	10/1/36	6,895,576

				$431,510,700

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

82        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $616,000,000 or 10.52% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

83        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$18,030,965
Sold securities	6,160,131

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$502,272,111
Market Value	$166,260,781
Market Value as % of Net Assets	3.20%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $91,811,088, representing 1.77% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

84        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows

Six Months Ended January 29, 2016 [1]			Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	43,451,833	$302,434,028	87,123,461	$619,980,821
Dividends and/or distributions reinvested	11,675,764	81,338,323	24,865,585	176,893,384
Redeemed	(55,382,242)	(385,089,042)	(144,091,096)	(1,018,692,480)

Net decrease	(254,645)	$(1,316,691)	(32,102,050)	$(221,818,275)

85        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

Six Months Ended January 29, 2016 [1]			Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	68,146	$478,358	134,690	$964,201
Dividends and/or distributions reinvested	158,163	1,105,971	471,292	3,371,053
Redeemed	(2,142,961)	(14,922,933)	(4,364,892)	(31,157,120)

Net decrease	(1,916,652)	$(13,338,604)	(3,758,910)	$(26,821,866)

Class C
Sold	15,912,207	$110,167,077	28,694,059	$203,408,816
Dividends and/or distributions reinvested	4,342,050	30,123,561	8,903,012	63,120,770
Redeemed	(17,013,962)	(117,796,005)	(44,567,966)	(313,899,563)

Net increase (decrease)	3,240,295	$22,494,633	(6,970,895)	$(47,369,977)

Class Y
Sold	34,372,947	$239,503,334	55,233,963	$391,896,568
Dividends and/or distributions reinvested	2,963,270	20,625,578	5,486,984	38,979,151
Redeemed	(18,819,568)	(130,808,119)	(39,925,421)	(281,378,774)

Net increase	18,516,649	$129,320,793	20,795,526	$149,496,945

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$509,956,574	$510,648,191

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

86        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	43,506
Accumulated Liability as of January 29, 2016	299,560

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

87        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$254,757	$56,959	$46,319	$43,241

88        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4783% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$454,910
Average Daily Interest Rate	0.272%
Fees Paid	$427,054
Interest Paid	$3,304

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a

89        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$1,061,872

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among

90        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

10. Pending Litigation (Continued)

other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

91        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

92        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

93        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.  All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

97        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0795.001.0116    March 24, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016